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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LUCID, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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LUCID, INC.
95 Methodist Hill Drive, Suite 500
Rochester, NY 14623

Dear Stockholder:

        You are cordially invited to the Annual Meeting of Stockholders (the "Annual Meeting") of Lucid, Inc. ("Lucid" or the "Company"), to be held at 8:00 a.m. local time, on Friday, August 3, 2012, at the offices of our legal counsel, Goodwin Procter LLP, located at Exchange Place, 53 State Street, Boston, MA 02109. At the meeting, the stockholders will be asked to (i) elect five directors for a term of one year, (ii) approve the formation of a holding company structure through the approval of the Agreement and Plan of Merger (the "Holding Company Formation Plan") and (iii) approve the 2012 Stock Option and Incentive Plan (the "2012 Incentive Plan"). You will also have the opportunity to ask questions and make comments at the meeting.

        It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

        We look forward to seeing you at the Annual Meeting.

Sincerely,
L. Michael Hone
Chief Executive Officer and President

                        , 2012
Rochester, New York

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

LUCID, INC.
95 Methodist Hill Drive, Suite 500
Rochester, NY 14623

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The Annual Meeting of Stockholders of Lucid, Inc. will be held at the offices of our legal counsel, Goodwin Procter LLP, located at Exchange Place, 53 State Street, Boston, MA 02109, on Friday, August 3, 2012, at 8:00 a.m., local time. At the meeting, stockholders will consider and act on the following items:

  1.
  Elect five directors for a term of one year;

  2.
  Approve the formation of a holding company structure through the approval of the Agreement and Plan of Merger;

  3.
  Approve the 2012 Stock Option and Incentive Plan; and

  4.
  The transaction of any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

        Only those stockholders of record as of the close of business on July 6, 2012, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning July 9, 2012, at our offices located at 95 Methodist Hill Drive, Suite 500, Rochester, NY 14623, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.

YOUR VOTE IS IMPORTANT!

        You may vote your shares by completing and returning the enclosed proxy card, or by telephone as indicated in the proxy card.

        Submitting your proxy does not affect your right to vote in person if you decide to attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is exercised at the Annual Meeting by (i) delivering written notice to our Corporate Secretary, at our address above, (ii) submitting a later dated proxy card, or (iii) attending the Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the Annual Meeting.

        When you submit your proxy, you authorize L. Michael Hone and William J. Shea to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.

By Order of the Board of Directors,
L. Michael Hone
Chief Executive Officer and President

                       , 2012
Rochester, New York

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

LUCID, INC.
95 Methodist Hill Drive, Suite 500
Rochester, NY 14623
Phone: (585) 239-9800
Fax: (585) 239-9806

PROXY STATEMENT

        This proxy statement and the accompanying proxy card are being mailed beginning on or about July       , 2012, to the owners of shares of Common Stock of Lucid as of July 6, 2012, in connection with the solicitation of proxies by our Board for the Annual Meeting.

        The Annual Meeting will take place at the offices of our legal counsel, Goodwin Procter LLP, located at Exchange Place, 53 State Street, Boston, MA 02109, on Friday, August 3, 2012, at 8:00 a.m., local time. Our Board encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

QUESTIONS AND ANSWERS

Q.    What is the purpose of the Annual Meeting?

A.
At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this proxy statement, including (i) electing five directors for a term of one year, (ii) approving the Holding Company Formation Plan, and (iii) authorizing the adoption of the 2012 Incentive Plan.

Q.    Who is entitled to vote at our Annual Meeting?

A.
The record holders of our Common Stock, par value $0.01 per share, at the close of business on the record date, July 6, 2012, may vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. There were 8,010,888 shares of Common Stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning July 9, 2012, at our offices located at 95 Methodist Hill Drive, Suite 500, Rochester, NY 14623, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.

Q.    How do I vote?

A.
You may vote in person at the Annual Meeting, by use of a proxy card, or by telephone as indicated in the proxy card.

Q.    What is a proxy?

A.
A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating L. Michael Hone, our Chief Executive Officer and President, and William J. Shea, our Executive Chairman of the Board, as your proxies. Mr. Hone and/or Mr. Shea may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q.    How will my shares be voted if I vote by proxy?

A.
Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) "FOR" the individuals nominated to serve as members of our Board of Directors, (ii) "FOR" approving the Holding Company Formation Plan, and (iii) "FOR" the approval of the 2012 Incentive Plan. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q.    How do I revoke my proxy?

A.
You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•
delivering written notice to our Corporate Secretary at our address above;

•
submitting a later dated proxy card or voting again by telephone; or

•
attending the Annual Meeting and voting in person.

Q.    Is my vote confidential?

A.
Yes. All votes remain confidential, unless you provide otherwise.

Q.    How are votes counted?

A.
Before the Annual Meeting, our Board will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

  Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes "for" or "against" any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker or nominee non-votes, which occur when shares held in "street name" by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes "for" or "against" that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain matters at the Annual Meeting.

Q.    What constitutes a quorum at the Annual Meeting?

A.
In accordance with New York law (the law under which we are incorporated) and our amended and restated bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions and votes withheld will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

  If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q.    What vote is required to elect our directors for a one-year term?

A.
The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the nominees for director. "Plurality" means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q.    What vote is required to approve the Holding Company Formation Plan?

A.
The affirmative vote of two-thirds of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to approve the Holding Company Formation Plan. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.    What vote is required to adopt the 2012 Incentive Plan?

A.
The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to approve the adoption of the 2012 Incentive Plan. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.    What percentage of our outstanding Common Stock do our directors and executive officers own?

A.
As of July 6, 2012, our directors and executive officers owned, or have the right to acquire, approximately 20.9% of our outstanding Common Stock. See the discussion under the heading "Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners" on page 21 for more details.

Q.    How can I obtain a copy of our annual report on Form 10-K?

A.
We have filed our Annual Report on Form 10-K, as amended, for the year ended December 31, 2011 ("Form 10-K"), with the Securities and Exchange Commission ("SEC"). The Annual Report on Form 10-K is also included in the 2011 Annual Report to Stockholders. You may obtain, free of charge, a copy of our annual report on Form 10-K, including financial statements and exhibits, by writing to our Corporate Secretary. Upon request, we will also furnish any exhibits to the Annual Report on Form 10-K as filed with the SEC.

CORPORATE GOVERNANCE

Our Board of Directors

        Our amended and restated bylaws provide that the Board shall consist of at least three members, as determined from time to time by resolution of the Board. Currently, our Board consists of five members. The following individuals are being nominated to serve on our Board (See "Proposal 1—Election of Directors; Nominees"):

Name	Age	Position
William J. Shea	64	Executive Chairman of the Board
L. Michael Hone	62	Director and Chief Executive Officer
Brian Carty	62	Director
Rocco Maggiotto	61	Director
Ruben King-Shaw, Jr.	50	Director

        The following biographies set forth the names of our director nominees, their ages, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee's qualifications to serve on the Board. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director.

        William J. Shea, Executive Chairman, Board of Directors.    Mr. Shea was elected to the Board in 2001, and in December 2010, he was appointed our Executive Chairman. He served as our Acting Chief Financial Officer from February 1, 2010 through March 15, 2011. He has more than 35 years of experience in the financial services industry. Mr. Shea co-founded DLB Capital in October of 2006, a private equity firm, which he left in October of 2007. From 2005 to 2006, he served as Chairman of Royal & Sun Alliance, USA, and oversaw its divestiture from RSA, an insurance company headquartered in the United Kingdom which trades on the London Stock Exchange. From 2001 to 2004, he was Chief Executive Officer of Conseco, Inc., a public financial services firm which he guided through the bankruptcy and restructuring process, and which was subsequently relisted on the New York Stock Exchange. From 1997 to 2001, he oversaw the turnaround of Centennial Technologies, Inc., a public manufacturing company. Mr. Shea formerly served as vice chair and chief financial officer of BankBoston, a public financial services company, from 1993 to 1998, and he was the vice chairman of Coopers & Lybrand, a national public accounting firm which has since merged with another entity (Price Waterhouse Coopers,), from 1990 to 1992. Overall, he spent 19 years with Coopers & Lybrand from 1974 to1992. Mr. Shea is currently on the boards of Nasdaq OMX BX, Inc., a securities exchange, AIG SunAmerica, a financial services company, Boston Private Financial Holdings, a public financial services holding company, and he is Chairman of the Board of Demoulas Super Markets. Mr. Shea also previously served on the boards of the Boston Children's Hospital and Northeastern University. Mr. Shea's significant experience in leadership roles with companies in the financial services industry and his extensive contacts in that industry make him well qualified to serve on our Board. In addition, Mr. Shea brings to our Board useful expertise and knowledge from his past and present service in leadership positions with publicly-held companies.

        L. Michael Hone, Director and Chief Executive Officer.    Mr. Hone was elected to the Board in 2002. He joined Lucid as Executive Vice President in 2011 and was charged with corporate strategic planning to support the adoption of Lucid's technology into private dermatology and dermatopathology practices. Effective December 7, 2011, he became our Chief Executive Officer. From June 2008 through August 2010, Mr. Hone served as President, Chief Executive Officer and as a director of American Aerogel. From 2006 through 2008, he was a consultant for Tempus Partners, a business consulting firm of which he was the sole owner. From 2001 to 2005, Mr. Hone served as President and Chief Operating Officer of Conseco, Inc. during which time he helped guide this financial services firm through the bankruptcy and restructuring process, resulting in its relisting on the New York Stock Exchange. He also served as President and CEO of Centennial Technologies, a manufacturer of digital memory that has since been acquired by another entity, and President, Chief Executive Officer, and Chairman of PSC, Inc., an Auto ID manufacturer of digital memory; both were public companies traded on Nasdaq Stock Market. Mr. Hone is a named inventor or co-inventor on seven patents. Mr. Hone also serves as director for Chairman's View, Inc., in Boston, Massachusetts, and as Chairman of the Board of Trustees at the Killington Mountain School, Killington, Vermont. Mr. Hone's qualifications to serve on our Board include his significant leadership experience with both private and publicly-held companies, his sales and marketing skills, and his technical background.

        Brian Carty, Director.    Mr. Carty was elected to the Board in 2008, and has served as the Chief Marketing Officer of Caritas Christi Health Care since 2008. From 2006 to 2008, he headed his marketing consulting firm, MLM Ventures. Mr. Carty has been President of three advertising agencies, including Wheelhouse in Boston and Hill Holiday in New York, positions that spanned the period from 1995 to 2006. During this period, he oversaw all global merger and post-merger marketing and communications activities for the combination of Price Waterhouse and Coopers & Lybrand which formed the world's largest professional services firm. Prior to that Mr. Carty served as partner and Chief of Staff to the Chairman of Coopers & Lybrand, and also served as head of world-wide marketing for the firm. We believe that Mr. Carty's substantial marketing experience enables him to make valuable contributions to our Board, particularly at this stage as we focus on expanding and developing the markets for our products.

        Rocco Maggiotto, Director.    Mr. Maggiotto was elected to the Board in February 2011. In December 2010, he retired as Executive Vice President and Global Head of Customer and Distribution Management for Zurich Financial's General Insurance Business, a position he held since 2006. Prior to joining Zurich, Mr. Maggiotto was a Senior Executive Advisor at Booz Allen Hamilton, Chairman of Client Development for the Parent Company of Marsh & McLennan Companies, Inc., a Senior Partner for PricewaterhouseCoopers and Vice Chairman for the former Coopers & Lybrand, a Managing Partner of their New York region, and Chairman of their worldwide financial services industry practice. He is on the Boards of the Ronald McDonald House of New York, The Weston Playhouse Theatre Company, and the Spenser Foundation. We believe that Mr. Maggiotto's years of experience in the financial services industry, including his experience in auditing publicly-traded companies, enable him to be a valuable contributor to our Board.

        Ruben King-Shaw, Jr., Director.    Mr. King-Shaw was elected to the Board in December 2010. Since 2004, he has served as the chief executive officer of Mansa Equity Partners, Inc., a private equity and investment advisory firm specializing in supporting the growth of healthcare companies. He currently serves on the Obama administration's Medicare's Program Advisory and Oversight Commission, and he has been a member of the Executive Committee of the Board of Steward Health, LLC since November 2010, and the Lead Director of athenahealth, Inc., a public health services company, since 2004. From 2001 to 2003, Mr. King-Shaw served as Chief Operating Officer and Deputy Administrator of the Centers for Medicare and Medicaid Service and prior to public service, had 20 years of operating and executive experience in various health care service organizations. Mr. King-Shaw's knowledge and experience in the healthcare field, specifically in navigating the reimbursement system, make him a significant asset to our Board.

        Our Board held seven meetings during the fiscal year ended December 31, 2011. During 2011, all of the directors serving at the time of those meetings attended at least 75% of the meetings of the Board and the meetings of those committees on which they served. It is our expectation that all of the directors standing for election will attend this year's Annual Meeting.

Board of Directors' Role in Risk Oversight

        Our Board is responsible for consideration and oversight of risks facing the Company, and is responsible for ensuring that material risks are identified and managed appropriately. The Audit Committee is charged with the evaluation of risk assessment and the Company's risk management policies. In fulfilling this role, the Audit Committee receives reports directly from the Company's management. In addition, the Audit Committee reviews and approves the internal audit plan once a year and receives periodic reports from members of senior management and an internal audit on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic risks.

        Our other Board committees also have responsibility for the oversight of risk management. For example, the Executive Compensation Committee considers the risks associated with our compensation policies and practices. Further, the Governance and Nominating Committee oversees risks associated with our governance structure and processes and annually reviews our organizational documents and other policies. The committees primarily keep the Board informed of their risk oversight and related activities through reports of the committee chairmen to the full Board. The Board also considers specific risk topics in connection with strategic planning and other matters.

Communicating with the Board of Directors

        Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to our Corporate Secretary, at our offices located at 95 Methodist Hill Drive, Suite 500, Rochester, NY 14623. The Corporate Secretary will review all such correspondence and regularly forward to the Board a summary of all correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis. These concerns will be immediately brought to the attention of our Board and handled in accordance with procedures established by our Board.

Board Committees

        Our Board has established three standing committees: the Audit Committee, the Governance and Nominating Committee, and the Executive Compensation Committee. The members of each committee have been nominated by the Chairman of the Board and approved by the full Board. The names of the members of each committee, together with a brief description of each committee's function, are set forth below.

        Audit Committee.    The members of our audit committee are Rocco Maggiotto (Chair), Brian Carty, and Ruben King-Shaw. The audit committee's primary duties and responsibilities are to:

  •
  oversee our accounting and financial reporting processes and the audit of our financial statements and to monitor the integrity our financial statements;

  •
  monitor the independence and qualifications of our independent auditor;

  •
  monitor the performance of our independent auditor; and

  •
  provide an avenue of communication among our independent auditor, management and the Board .

        The Audit Committee held three meetings during the fiscal year ended December 31, 2011. The Board has determined that Rocco Maggioto, Brian Carty, and Ruben King-Shaw each qualify as an "audit committee financial expert" as defined in Item 407(d) of Regulation S-K. Each is currently an "independent director" as defined in the marketplace rules of the Nasdaq Stock Market, as well as applicable rules promulgated by the SEC related to the independence of audit committee members. The Board has adopted an Audit Committee Charter, which is available in the "Corporate Governance" section of the "Investor Relations" page included in our website at www.lucid-tech.com.

        Executive Compensation Committee.    The members of our Executive Compensation Committee are Brian Carty (Chair), Rocco Maggiotto and Ruben King-Shaw. The primary function of the Executive Compensation Committee is to assist our Board in fulfilling its responsibilities in connection with the compensation of our directors, officers and employees. It performs this function by:

  •
  establishing and overseeing compensation programs, including both long term and short term incentive compensation plans for our employees;

  •
  recommending to the Board the compensation of directors who are not officers;

  •
  administering our equity award plans, both those in existence at the time of adoption of the Charter and those created thereafter, including the granting of equity awards thereunder;

  •
  approving any disclosures related to compensation included in our proxy statement; and

  •
  performing such general oversight and investigation functions related to Company compensation inherent to the responsibilities designated herein or set forth in future resolutions of the Board.

        The authority of the Executive Compensation Committee with respect to any future equity incentive plans may be limited by the provisions of such plans as adopted by the Board and/or approved by our stockholders. The committee may form and delegate authority to subcommittees when appropriate. The Executive Compensation Committee held one meeting during the fiscal year ended December 31, 2011. The Board has determined that each of the members of the Executive Compensation Committee is an "independent director" as defined in the marketplace rules of the Nasdaq Stock Market. The Board has adopted an Executive Compensation Committee Charter, which is available in the "Corporate Governance" section of the "Investor Relations" page included in our website at www.lucid-tech.com.

        Governance and Nominating Committee.    The members of our governance and nominating committee are Ruben King-Shaw (chair), Brian Carty and Rocco Maggioto. The committee is appointed by the Board to oversee, review and make periodic recommendations concerning our corporate governance policies, and shall recommend candidates for election to our Board. To this end, the committee is responsible for:

  •
  identifying and reviewing candidates for the Board and approving director nominations to be presented for stockholder approval at the annual meeting and to fill any vacancies. The committee will from time to time review the process for identifying and evaluating candidates for election to the Board. The committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

  •
  reviewing from time to time the appropriate skills and characteristics required of Board members;

  •
  periodically reviewing our corporate governance policies and recommending to the Board modifications to the policies as appropriate;

  •
  having full access to our executives as necessary to carry out its responsibilities;

  •
  performing any other activities consistent with its charter, our amended and restated bylaws and governing law as the committee or the Board deems necessary or appropriate;

  •
  reviewing the committee charter from time to time for adequacy and recommending any changes to the Board; and

  •
  reporting to the Board on the major items addressed at each committee meeting.

        The Governance and Nominating Committee held no meetings during the fiscal year ended December 31, 2011. The Board has determined that each of the members of the committee is an "independent director" as defined in the marketplace rules of the Nasdaq Stock Market. The Board has adopted a Governance and Nominating Committee Charter, which is available in the "Corporate Governance" section of the "Investor Relations" page included in our website at www.lucid-tech.com.

        We believe that our Board as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. We consider the following qualifications, among others, when making a determination as to whether a person should be nominated to our Board: the independence of the director nominee; the nominee's character and integrity; financial literacy; level of education and business experience, including experience relating to medical device companies; whether the nominee has sufficient time to devote to our Board; and the nominee's commitment to represent the long-term interests of our stockholders. We review candidates in the context of the current composition of the Board and the evolving needs of our business. We believe that each of the current members of our Board (who are also our director nominees) has the requisite business, financial or managerial experience to serve as a member of the Board, as described above in their biographies under the heading "Our Board of Directors." We also believe that each of the current members of our Board has other key attributes that are important to an effective board, including integrity, high ethical standards, sound judgment, analytical skills, and the commitment to devote significant time and energy to service on the Board and its committees.

        We do not have a formal policy in place with regard to the consideration of diversity in considering candidates for our Board, but the Board strives to nominate candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business.

Director Independence

        Our Board of Directors consults with our counsel to ensure that the Board's determinations of director independence are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in applicable marketplace rules of the Nasdaq Stock Market, as in effect from time to time.

        Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board of Directors has affirmatively determined that all of our directors are independent directors within the meaning of the applicable marketplace rules of the Nasdaq Stock Market, except for L. Michael Hone, our Chief Executive Officer, William J. Shea, our Executive Chairman of the Board, Jay M. Eastman, our Chief Science Officer and David Lovenheim. Mr. Eastman and Mr. Lovenheim resigned from the Board in February 2012 as part of a restructuring of the Board. In making its independence determinations, the Board reviewed transactions and relationships between the director, or any member of his or her immediate family, us or one of our subsidiaries or affiliates, and our independent registered public accounting firm based on information provided by the director, our records and publicly available information. Specifically, the Board considered the following types of relationships and transactions: (i) principal employment of and other public company directorships held by each non-employee director; (ii) contracts or arrangements that are ongoing or which existed during any of the past three fiscal years between us and/or our subsidiaries or affiliates and any entity for which the non-employee director, or his or her immediate family member, is an executive officer or greater-than-10% stockholder; and (iii) contracts or arrangements that are ongoing or which existed during any of the past three fiscal years between us and/or our subsidiaries or affiliates and any other public company for which the non-employee director serves as a director.

        Our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our Board of Directors are comprised entirely of directors determined by the Board to be independent within the meaning of applicable marketplace rules of the Nasdaq Stock Market.

Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee has at any time been one of our officers or employees. None of our executive officers serves or in the past has served as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving on our Board of Directors or our compensation committee.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, which is available in the "Corporate Governance" section of the "Investor Relations" page included in our website at www.lucid-tech.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website, as well as via any other means then required by applicable laws and rules.

INDEPENDENT REGISTER PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Principal Accountant Fees and Services

        The table below sets forth the aggregate fees billed by Deloitte & Touche LLP for audit and audit-related services provided to us in 2010 and 2011. All fees described below were approved by the Audit Committee.

	Year Ended December 31,
	2011	2010
Audit Fees(1)	$158,000	$166,000
Audit-Related Fees(2)	492,000	—
Tax Fees(3)	—	—
All Other Fees(4)	2,000	51,000

Total Fees	$652,000	$217,000

(1)
Represents fees for services rendered for the audit of our financial statements included in our registration statement on Form S-1 as well as our Annual Report on Form 10-K, for the review of our financial statements included in our registration statement on Form S-1, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)
Represents fees for assurance and related services that are reasonably related to the performance of an audit or review of financial statements. For 2011 and 2010, the audit-related fees in the table above are the aggregate fees that Deloitte & Touche LLP billed us primarily for the review of our registration statement filed on Form S-1 in 2011.

(3)
Deloitte & Touche LLP did not bill us any fees for tax services in 2011 or 2010.

(4)
Represents fees related to a technical research subscription provided by Deloitte & Touche LLP for the years ended December 31, 2011 and 2010, respectively. In 2010, we engaged Deloitte Tax LLP to assist us in the preparation of an application for a federal tax grant resulting in billings of $31,000 while services provided by Deloitte & Touche LLP in connection with a private placement memorandum resulted in billings of $20,000.

Pre-Approval Policies and Procedures

        Pursuant to the Audit Committee's policy, to help ensure the independence of our independent registered public accounting firm, all auditing services and permitted non-audit services (including the terms thereof) to be performed for us by our independent registered public accounting firm must be pre-approved by the Audit Committee, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit.

        The Audit Committee approved and retained Deloitte & Touche LLP to audit our consolidated financial statements for 2011 and 2010 and provide other auditing and audit-related services in 2011 and 2010. The Audit Committee reviewed all services provided by Deloitte & Touche LLP in 2011 and 2010 and concluded that the services provided were compatible with maintaining its independence in the conduct of its auditing functions.

        Deloitte & Touche LLP is the independent registered public accounting firm that audited our financial statements for the year ending December 31, 2011. We do not expect a representative of Deloitte & Touche LLP to be present at the Annual Meeting. We have not selected the independent registered public accounting firm for the fiscal year ending December 31, 2012.

 REPORT OF THE AUDIT COMMITTEE

        In monitoring the preparation of our financial statements, the Audit Committee met with both management and Deloitte & Touche LLP, our independent registered public accounting firm for the year ended December 31, 2011, to review and discuss all financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee's review included a discussion of the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, (Codification of Statements on Auditing Standards, AU Section 380) as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, or SAS 61. SAS 61 requires our independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

  •
  Methods used to account for significant or unusual transactions;

  •
  The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusion regarding the reasonableness of any such estimates; and

  •
  Any disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures necessary in the financial statements.

        The Audit Committee has discussed the independence of Deloitte & Touche LLP, our independent registered public accounting firm for the year ended December 31, 2011, including the written disclosures made by Deloitte & Touche LLP to the Audit Committee, as required PCAOB Rule 3526, "Communication with Audit Committees Concerning Independence." PCAOB Rule 3526 requires the independent registered public accounting firm to (i) disclose in writing all relationships that, in the independent registered public accounting firm's professional opinion, may reasonably be thought to bear on independence, (ii) confirm their perceived independence, and (iii) engage in a discussion of independence with the Audit Committee.

        Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.

        On the basis of these reviews and discussions, the Audit Committee recommended to the Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the SEC.

By the Audit Committee of the Board of Directors

Rocco Maggiotto
Brian Carty
Ruben King-Shaw, Jr.

Dated March 27, 2012

OUR EXECUTIVE OFFICERS

Executive Officers

        As of July 6, 2012, our executive officers (in addition to those directors who also are executive officers as noted above) and other key personnel are as follows:

Name	Age	Position
Jay M. Eastman, Ph.D.	63	Chief Science Officer
William J. Fox	46	Vice President of Technical Operations and Chief Technical Officer
Martin J. Joyce	58	Chief Financial Officer
Karen A. Long	35	Controller

        No executive officer is related by blood, marriage or adoption to any other director or executive officer.

        Jay M. Eastman, Ph.D., Chief Science Officer.    Dr. Eastman has been with Lucid since its founding in 1991. From the Company's founding through December 7, 2011, when Mr. Eastman became Chief Science Officer, he served as our Chief Executive Officer. Since 1993, Dr. Eastman has served on the board of Arotech Corp., a public company which manufactures defense and security products. Dr. Eastman has been a member of the board of Chapman Instruments, Inc., a manufacturer of precision surface metrology instruments, since 2009. From 1986 to 1997, Dr. Eastman was an executive vice president and senior vice president of strategic planning for PSC, Inc., a public barcode laser scanner manufacturer. Dr. Eastman served on PSC's board of directors from April 1996 through November 2002, during which time the company filed for bankruptcy protection. He holds, as inventor or co-inventor, 44 patents. Dr. Eastman has been a fellow of the Optical Society of America, or OSA, and the Society of Photo-Optical Instrumentation Engineers, or SPIE, as well as an honorary member of the Rochester Engineering Society. As our Chief Science Officer, Dr. Eastman is specially qualified to serve on the Board because of his detailed knowledge of our products, business strategy and operations. Our Board also benefits from Dr. Eastman's past and present experience serving on other boards of directors and his prior leadership position with a publicly-held company.

        William J. Fox, Vice President of Technology Operations and Chief Technology Officer.    Mr. Fox is responsible for Lucid's engineering and manufacturing operations. He joined our Company in 1999, serving as engineering manager until his promotion to his current position in 2005. Prior to joining our Company in 1999, Mr. Fox previously held product engineering positions at Mitsui-Pathtek, Burron Medical, and Fisher Price. He currently manages teams that specialize in technologies such as video-rate confocal scanning laser microscopy and design/development of optics and electronic instrumentation. He holds inventor or coinventor patents in confocal imaging head design and optical examination of tissue, plus instrumentation design and methodology.

        Martin J. Joyce, Chief Financial Officer.    Mr. Joyce joined Lucid as Chief Financial Officer in March 2011. Previously he was Chief Financial Officer of BioSphere Medical, Inc., a publicly traded manufacturer and marketer of products for women's health and oncology, from 2004 through its acquisition by Merit Medical Systems, Inc. in 2010. From 2000 to 2004, Mr. Joyce served as Managing Partner of Stratex Group LLC, a provider of biopharmaceutical executive services to early stage companies and venture investors. From 1987 to 2000 he held a variety of senior-level positions in finance, sales, marketing and manufacturing at the biotechnology company Serono, Inc., ultimately serving as North American Chief Financial Officer. At Millipore Corporation, a bioscience company, and Bose Corporation, an audio equipment manufacturer, Mr. Joyce focused on strategic planning, product rationalization and return on investment analysis.

        Karen A. Long, Controller.    Ms. Long joined Lucid as Controller in June 2010, and primarily is responsible for all accounting functions, including ensuring compliance with financial and future SEC reporting requirements. Prior to joining Lucid, Ms. Long served as the Accounting Manager for Harbinger Group, Inc. (formerly Zapata Corporation) a publicly traded financial holding company, a position she held since 2000. Prior to Harbinger Group, she served as a senior accountant at Arthur Andersen LLP. Ms. Long is a Certified Public Accountant. Ms. Long is a member of the Finance Committee of a local nonprofit organization and the American Institute of Certified Public Accountants.

EXECUTIVE COMPENSATION

        Our compensation programs for our executives have historically consisted primarily of a combination of a competitive base salary combined with long-term equity incentive awards. Our Executive Compensation Committee has retained a compensation consultant to assist it in evaluating our future executive compensation programs.

        The compensation paid to our named executive officers as of December 31, 2011 for the indicated years and the outstanding equity awards held by them as of December 31, 2011 are set forth below.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total ($)
L. Michael Hone	2011	200,000	—	—	—	—	—	—	200,000
Chief Executive Officer	2010	19,231	—	—	821,587	—	—	—	840,818
Martin J. Joyce	2011	138,724	—	—	639,750	—	—	—	778,474
Chief Financial Officer	2010	—	—	—	—	—	—	—
Jay M. Eastman	2011	200,000	—	—	—	—	—	—	200,000
Chief Science Officer	2010	150,000	—	—	1,388,322	—	—	—	1,538,322
William J. Fox	2011	125,000			—	—	—	—	125,000
Chief Technology Officer	2010	97,500	—	—	536,549	—	—	—	634,049

(1)
The amounts represent the aggregate grant date fair value of stock options granted. The valuation of stock options is based on the assumptions and methodology set forth in Note 13 to our audited financial statements included in our Annual Report on Form 10-K filed with the SEC on March 30, 2012.

Outstanding Equity Awards at 2011 Fiscal Year-End

        The following table provides information regarding the holdings of equity awards on December 31, 2011 by our named executive officers as of December 31, 2011.

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
L. Michael Hone	50,000	100,000	—	8.32	12/29/2020	—	—	—	—
Chief Executive Officer	—	—	—	—	12/29/2020	37,500	125,625	—	—
Martin J. Joyce	25,000	50,000	—	8.60	3/31/2021	—	—	—	—
Chief Financial Officer	—	75,000	—	8.88	6/27/2021	—	—	—	—
Jay M. Eastman	250,000	—	—	4.30	9/11/2017	—	—	—	—
Chief Science Officer	66,666	133,334	—	6.58	5/26/2020	—	—	—	—
	33,333	66,667		8.32	12/29/2020	—	—	—	—
William J. Fox	26,500	—	—	0.30	8/11/2012	—	—	—	—
Chief Technology Officer	10,000	—	—	4.00	10/31/2016	—	—	—	—
	17,500	—	—	4.30	9/11/2017	—	—	—	—
	20,833	41,667	—	6.58	5/26/2020	—	—	—	—
	16,666	33,334	—	8.32	12/29/2020	—	—	—	—

(1)
Stock option awards become exercisable in equal one-third increments annually over three years of continuous service.

(2)
Market value of shares of stock that have not vested is calculated using our estimate of the fair value of our common stock on December 31, 2011 of $3.35, and the number of restricted shares.

Employment Agreements

        In December 2010, we executed employment agreements with Messrs. Eastman, Fox and Hone. These agreements expire on January 1, 2016, and are automatically renewable in one-year increments thereafter. We entered into an employment agreement with Mr. Joyce on March 22, 2011. Mr. Joyce's employment agreement is set to expire on March 22, 2016, but is also automatically renewable for additional one-year terms. Each of these executives has agreed, pursuant to his or her respective employment agreement, not to compete with us, nor solicit our customers or employees, for a period of one year following the termination of such executive's employment. In addition to base salary, the executives are also eligible to receive equity grants under our 2010 Long-Term Equity Incentive Plan, which plan is administered by the Executive Compensation Committee of our Board. The Committee may approve grants under the 2010 Long-Term Equity Incentive Plan from time to time.

        In the event the employment agreement is terminated (i) by us without "just cause," or (ii) by the executive with "good reason," each as defined in each executive's respective employment agreement, then the executive is entitled to an immediate cash payment equal to two times his or her base salary plus bonus for the applicable year or, in the case of the bonus, for the immediately prior year, and all restrictions remaining on any shares of restricted stock will lapse and any options earned under the 2010 Long-Term Equity Incentive Plan will fully vest. In the event the agreement is terminated following a change-in-control, then the executive is entitled to an immediate cash payment equal to two and one half times his or her base salary plus bonus for the applicable year or, in the case of the bonus, for the immediately prior year, and all restrictions remaining on any shares of restricted stock will lapse and any options earned under the 2010 Long-Term Equity Incentive Plan will fully vest.

        We do not believe that our compensation policies and practices, for either our executive officers or our non-executive employees, are reasonably likely to give rise to risks that would have a material adverse effect on us.

DIRECTOR COMPENSATION

Director Compensation

        We historically have not paid fees to our non-employee directors for their service in that capacity. However, we have made one-time grants of restricted stock to certain directors in connection with their election to the Board. In February 2011, we granted to each of Ms. Catarisano and Mr. Maggiotto 6,000 shares of restricted stock. Each of these restricted stock awards cliff vests on the third anniversary of the grant date; however, Ms. Catarisano's shares were forfeited in connection with her resignation from our Board in February 2012.

Non-Employee Director Compensation Table for Year Ended December 31, 2011

        The following table provides information for 2011 regarding all compensation awarded to, earned by or paid to each person who served as a director for some portion or all of 2011. Other than as set forth in the table, to date we have not paid any fees to or, except for reasonable expenses for attending Board and committee meetings, reimbursed any expenses of our directors, made any equity or non-equity awards to directors, or paid any other compensation to directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William J. Shea	—	—	—	—	—	—	—
Brian Carty	—	—	—	—	—	—	—
Ruben King-Shaw, Jr.	—	—	—	—	—	—	—
Rocco Maggioto	—	51,600	—	—	—	—	—
Nancy Catarisano(3)	—	51,600	—	—	—	—	—
Matthew S. Cox(3)	—	—	—	—	—	—	—
David A. Lovenheim(3)	—	—	—	—	—	—	—
Ramey W. Tomson(3)	—	—	—	—	—	—	—
Charles H. Abdalian, Jr.(3)	—	—	—	—	—	—	—

(1)
The amounts represent the aggregate grant date fair value of restricted stock granted. The valuation of restricted stock is based upon management's assessment of fair value as of the date of grant. Each of the awards reflected in this table represents 6,000 shares of restricted stock which cliff vest after three years of continuous service.

(2)
The following awards of restricted stock were outstanding, but not vested, as of December 31, 2011: Mr. Shea—62,500; Mr. Carty—37,500; Ms. Catarisano—6,000; Mr. Cox—12,500; Mr. Lovenheim—37,500; Mr. King-Shaw—12,500; and Ms. Tomson—37,500. Mr. Lovenheim's restricted stock award is held by Keystones Global LLC, an entity controlled by him. The restricted stock held by Mr. Cox, Mr. Lovenheim and Ms. Tomson was forfeited in connection with their resignation from our Board in February 2012.

(3)
In February 2012, Ms. Catarisano, Mr. Cox, Ms. Tomson and Mr. Lovenheim resigned from our Board as part of a restructuring of the Board. In February 2011, Mr. Abdalian resigned from our Board.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2011, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

RELATED-PERSON TRANSACTIONS

        Our Board has adopted a written policy regarding the review and approval of transactions between our Company and related parties, which includes our senior officers, directors, holders of 5% or more of our capital stock, or any entity owned or controlled by any such person or in which any such person has a substantial ownership interest (our "Affiliates"). For purposes of this policy, any proposed transaction between our Company and any related party, other than transactions available to all of our employees generally or involving less than $10,000 when aggregated with all similar transactions, must be submitted to the Audit Committee of our Board for prior review and approval.

        We have issued to several of our Affiliates, namely: Mr. Eastman, our Chief Science Officer, Mr. Shea, the Executive Chairman of our Board and Mr. Maggiotto, a member of our Board, convertible notes and warrants on the same terms as those issued to investors in our 2010/2011 Convertible Debt Offering. The principal amount (plus accrued interest) of those convertible notes automatically converted into shares of our common stock at a 30% discount to the price paid by investors in the initial public offering of the Company, or the initial public offering ("IPO"). In addition, the associated warrants have an exercise price of $8.22 per share, and became exercisable upon the completion of the IPO; further, pursuant to an agreement that was made with all warrant holders in that offering, we have agreed to register the shares of our common stock that will be issued upon exercise of such warrants.

        We have issued convertible notes and warrants, under our July 2011 Convertible Debt Offering, to Northeast LCD Capital, LLC, a principal stockholder, and to Mr. Shea and his spouse. In principal amount (plus accrued interest) of those convertible notes automatically converted into shares of our common stock at a 30% discount to the price paid by investors in the IPO. In addition, the associated warrants have an exercise price of $9.22 per share, and became exercisable upon the completion of the IPO; further, pursuant to an agreement that was made with all warrant holders in the July 2011 Convertible Debt offering, we have agreed to register the shares of our common stock that will be issued upon exercise of such warrants.

        In July 2010, we entered into a revolving line of credit facility with an institutional lender (the "2010 Credit Facility"), which has since been replaced by the 2011 Credit Facility with a different lender. Our obligations under the 2010 Credit Facility were secured by, among other things, (i) a cash collateral pledge of $2.0 million by Northeast LCD Capital, LLC, which holds greater than 10% of our common stock, and (ii) the personal guarantees of Messrs. Eastman and Shea. In consideration for the pledge from Northeast LCD Capital, we agreed to pay this entity $100,000 in fees per quarter, which fees converted into shares of our common stock at a 30% discount to the price paid by investors in the IPO.

        In July 2011, we received a term loan in the amount of $3.0 million with an institutional lender (the "2011 Credit Facility"). We used a portion of these loan proceeds to repay all of our outstanding obligations under the 2010 Credit Facility, and the $2.0 million cash collateral pledge was returned to Northeast LCD Capital. Following this payoff, Northeast LCD Capital pledged $500,000 to support our obligations under the 2011 Credit Facility, and Messrs. Eastman and Shea have again provided personal guarantees. In consideration for its pledge of cash collateral, Northeast LCD Capital, LLC is entitled to fees at an annual rate of 10%. Messrs. Eastman and Shea, each of whom is a holder of our debt securities, executed subordination agreements in favor of Square 1 Bank in connection with our 2011 Credit Facility.

        On December 31, 2010, $140,457 remained outstanding under a promissory note agreement with Jay Eastman, the Company's Chief Science Officer, which bore interest at 6%. In March 2011, approximately $40,000 of the face value of the note was converted into a new promissory note which bore interest at 6% and matured on January 1, 2012 and was repaid at that time. The remaining principal of $100,000 was exchanged for a note under the terms of the 2010/2011 Convertible Debt Offering and which converted into common stock at IPO (discussed above).

        Through his business, former director David Lovenheim provided legal/consulting services to the Company in the amount of approximately $136,000 and $140,000 for the years ended December 31, 2011 and 2010, respectively. In addition, former director Nancy Catarisano provided consulting/outsourced services to the Company through her business in the amount of approximately $66,000 and $193,000 for the years ended December 31, 2011 and 2010, respectively.

 STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,
AND 5% BENEFICIAL OWNERS

        The following table presents information as to the beneficial ownership of our common stock as of July 6, 2012:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

  •
  each of our directors and named executive officers; and

  •
  all executive officers and directors as a group.

        The percentage of shares beneficially owned is based on 8,010,888 shares of common stock outstanding as of July 6, 2012. Beneficial ownership is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless indicated below, the persons and entities named below have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address for each listed stockholder is c/o Lucid, Inc., 95 Methodist Hill Drive, Suite 500, Rochester, NY 14623.

Name of Beneficial Owner	Number of Common Shares	Percentage Ownership(1)
Named Executive Officers and Directors:
L. Michael Hone(2)	153,485	1.9%
William J. Shea(3)	848,004	9.6%
Brian Carty(4)	37,500	*
Jay M. Eastman(5)	794,657	9.0%
William J. Fox(6)	208,466	2.5%
Martin J. Joyce(7)	37,500	*
Ruben J. King-Shaw, Jr.(8)	12,500	*
Rocco Maggiotto(9)	28,490	*
All Directors and Executive Officers as a Group (8 persons)	2,120,602	20.9%
5% Stockholders:
Northeast LCD Capital(10)	2,234,035	21.8%
Mavig GmBH(11)	952,380	10.6%
NYSTAR(12)	596,989	6.9%
Verition Multi Strategy Master Fund LTD(13)	494,783	5.8%
Osiris Investment Partners(14)	449,427	5.3%

*
Represents beneficial ownership of less than one percent.

(1)
Percentages have been computed based upon 8,010,888 shares of common stock outstanding at July 6, 2012, plus, for each person (except where indicated otherwise) and the group, shares that such person or the group has the right to acquire pursuant to restricted common stock and common stock warrants or options, each to the extent exercisable at their option within 60 days after July 6, 2012.

(2)
Includes 37,500 shares of restricted stock.

(3)
Includes 62,500 shares of restricted stock and 183,333 shares issuable upon exercise of stock options and 88,186 shares issuable upon exercise of warrants. Also includes 88,009 shares of common stock and 12,500 shares issuable upon exercise of warrants held by Mr. Shea's spouse. Mr. Shea disclaims beneficial ownership of these shares and warrants.

(4)
Includes 37,500 shares of restricted stock.

(5)
Includes 30,763 shares held by Mr. Eastman's spouse in trust for children and 416,666 shares issuable upon exercise of stock options. Also includes 8,333 shares of common stock issuable upon exercise of warrants.

(6)
Includes 174,833 shares issuable upon exercise of stock options. Also includes 50 shares of common stock and 62,500 shares issuable upon exercise of stock options held by Mr. Fox's spouse who is an employee of the Company. Mr. Fox disclaims beneficial ownership of these shares and stock options.

(7)
Includes 37,500 shares issuable upon exercise of stock options.

(8)
Includes 12,500 shares of restricted stock.

(9)
Includes 6,000 shares of restricted stock. Also includes 4,167 shares of common stock issuable upon exercise of warrants.

(10)
Includes 786,900 shares of common stock issuable upon exercise of warrants. The address of Northeast LCD Capital is c/o Wesley Crowell, Bergen & Parkinson, LLC, 62 Portland Rd, Kennebunk Maine 04043. Mr. Crowell is the Managing Director of Northeast LCD Capital.

(11)
Includes 476,190 shares of common stock issuable upon exercise of warrants. The address of Mavig GmBH is c/o Christian Stoian, PO Box 82 03 62, 81803, Munich, Germany. Christian Stoian is the Chief Executive Officer of Mavig GmBH and, as such, has sole voting and dispositive power over these shares.

(12)
Includes 130,179 shares of common stock issuable upon exercise of warrants. The address of NYSTAR is c/o Clayton Besch, 30 S. Pearl Street, 11th Floor, Albany, NY 12207.

(13)
Includes 91,667 shares of common stock is issuable upon exercise of warrants. The address of Verition Multi Strategy Master Fund LTD is 1 American Lane, Greenwich, CT 05831.

PROPOSAL ONE
ELECTION OF DIRECTORS; NOMINEES

        Our amended and restated bylaws provide that the Board shall consist of at least three members, as determined from time to time by resolution of the Board. Our Board currently consists of five members. Our five current directors have been nominated for re-election at the Annual Meeting. The nominated directors are: William J. Shea, L. Michael Hone, Brian Carty, Ruben J. King-Shaw, Jr. and Rocco Maggiotto. For information about each of the nominees and our Board generally, please see "Corporate Governance—Our Board of Directors" beginning on page 6. If elected, the nominees will hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by a majority of the independent directors serving on our Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTORS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" ALL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMPANY COMMON STOCK AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

PROPOSAL TWO
APPROVAL OF THE HOLDING COMPANY FORMATION PLAN

        As of July 5, 2012, our Board approved, subject to the approval our stockholders, the formation of a holding company structure to be effected pursuant to the Agreement and Plan of Merger. The resolution also provided that the Holding Company Formation Plan be proposed to the stockholders entitled to vote thereon for consideration at the Annual Meeting. The Board is seeking stockholder approval of the Holding Company Formation Plan.

Reasons for the Holding Company Formation Plan

        During the course of its deliberations, our Board of Directors consulted with management and outside legal counsel and considered a number of positive factors, including:

  •
  Possible Future Strategic and Business Flexibility of the Holding Company Structure.    We believe the holding company structure could facilitate future expansion of our business by providing a more flexible structure. Furthermore, implementing a holding company structure may further reduce the risk that liabilities of our core businesses and other businesses, if any, that may be operated in the future by separate subsidiaries would be attributed to each other.

        In addition, our Board also considered the following potential negative factor associated with the Holding Company Formation Plan:

  •
  Increased Costs and Expenses Associated with Implementing the Holding Company Formation Plan and Administering a Holding Company Structure.    The Holding Company Formation Plan may result in substantial direct costs. These costs and expenses are expected to consist primarily of attorneys' fees, accountants' fees, filing fees and financial printing expenses associated with the Holding Company Formation Plan and will be substantially incurred prior to the vote of our stockholders. The Holding Company Formation Plan may also result in certain indirect costs by diverting the attention of our management and employees from our business and increasing our administrative costs and expenses. These administrative costs and expenses will include keeping separate records and in some cases making separate regulatory filings for each of Caliber Imaging & Diagnostics, Inc. and its current and future subsidiaries.

Summary of the Holding Company Formation Plan

        As more fully described in the Agreement and Plan of Merger attached to this proxy statement as Schedule A, the Holding Company Formation Plan would be effected by means of a so-called reverse triangular merger: a newly-formed entity, Caliber Imaging & Diagnostics, Inc., a New York corporation ("HoldingCo"), would form a wholly-owned subsidiary, Lucid HCF, Inc., a New York corporation ("MergerCo"). MergerCo would then merge with and into the Company, with the Company as the surviving entity. As a result of, and immediately after, the merger, the Company would become a wholly-owned subsidiary of HoldingCo and the shares and warrants of HoldingCo would be quoted on the OTC Bulletin Board under the symbol "      " and "      ", respectively.

What Company Stockholders Will Receive in the Holding Company Formation Plan

        In the Holding Company Formation Plan, each outstanding share of common stock of the Company will be converted automatically, and without any action on the part of any stockholder, into one share of common stock of HoldingCo. The Holding Company Formation Plan generally will be tax-free for Company stockholders.

Company Stock Options and Other Rights to Receive Company Stock

        Each outstanding warrant or option to purchase shares of the Company common stock, if not exercised before the completion of the Holding Company Formation Plan, will become a warrant or option to acquire, at the same exercise price, an identical number of shares of HoldingCo common stock.

Corporate Name Following the Holding Company Formation Plan

        The name of the public company following the Holding Company Formation Plan will be "Caliber Imaging & Diagnostics, Inc."

No Exchange of Stock Certificates

        In the Holding Company Formation Plan, your shares of Company common stock will be converted automatically into shares of HoldingCo common stock. Your certificates of Company common stock, if any, will represent, from and after the Holding Company Formation Plan, an equal number of shares of HoldingCo common stock, and no action with regard to stock certificates will be required on your part. We expect to send you a notice after the Holding Company Formation is completed specifying this and other relevant information.

Effectiveness of the Holding Company Formation Plan

        The Holding Company Formation Plan will become effective on the date we file certificate of merger with the Secretary of State of the State of New York or a later date that we specify therein. We expect the Holding Company Formation Plan will be effective on or about August 3, 2012.

Termination of the Agreement and Plan of Merger

        The Agreement and Plan of Merger may be terminated at any time prior to the completion of the Holding Company Formation Plan (even after adoption by our stockholders) by action of the Board of Directors if it determines that for any reason the completion of the transactions provided for therein would be inadvisable or not in the best interest of the Company or our stockholders.

Amendment of the Agreement and Plan of Merger

        The Agreement and Plan of Merger may, to the extent permitted by the New York Business Corporation Law, be supplemented, amended or modified at any time prior to the completion of the Holding Company Formation Plan (even after adoption by our stockholders), by the mutual consent of the parties thereto.

Material U.S. Federal Income Tax Consequences

        The following discussion summarizes the material U.S. federal income tax consequences of the Holding Company Formation Plan to U.S. holders of Company common stock. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current and proposed Treasury regulations, and judicial and administrative decisions and rulings as of the date of this proxy statement/prospectus, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretation. No advance ruling has been sought or obtained from the Internal Revenue Service regarding the U.S. federal income tax consequences of the merger, and the statements in this proxy statement are not binding on the Internal Revenue Service or a court. As a result, we cannot assure you that the tax considerations as described in this proxy statement will not be challenged by the Internal Revenue Service or sustained by a court if so challenged. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to you in light of your particular circumstances or to persons subject to special treatment under U.S. federal income tax laws. In particular, this discussion deals only with stockholders that hold Company common stock as capital assets within the meaning of the Code. In addition, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, persons holding Company stock as part of a hedge, straddle or other risk reduction, constructive sale or conversion transaction, U.S. expatriates, persons subject to the alternative minimum tax and persons who acquired Company common stock in compensatory transactions. If you are not a U.S. holder (as defined below), this discussion does not apply to you.

        As used in this summary, a "U.S. holder" is:

  •
  an individual U.S. citizen or resident alien;

  •
  a corporation, partnership or other entity created or organized under U.S. law (federal or state);

  •
  an estate whose worldwide income is subject to U.S. federal income tax; or

  •
  a trust, if a court within the United States of America is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or certain trusts formed prior to August 20, 1996, if such trust has a valid election in effect to be treated as a domestic trust for U.S. federal income tax purposes.

        If a partnership (including, for this purpose, any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Company common stock, the U.S. federal income tax consequences to a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. A holder of Company common stock that is a partnership, and the partners in such partnership, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Holding Company Formation Plan.

        For U.S. federal income tax purposes, the merger will qualify as a "reorganization" within the meaning of section 368(a) of the Code, the Company and HoldingCo will each be a "party to the reorganization" within the meaning of section 368(b) of the Code and holders of Company common stock will not recognize gain or loss for United States federal income tax purposes as a result of the merger. Accordingly,

  •
  No gain or loss will be recognized by the Company or HoldingCo as a result of the merger;

  •
  You will not recognize any gain or loss upon your receipt of HoldingCo common stock solely in exchange for your Company common stock;

  •
  The aggregate tax basis of the shares of HoldingCo common stock that you receive in exchange for your Company common stock in the merger will be the same as the aggregate tax basis of your Company common stock; and

  •
  The holding period for shares of HoldingCo common stock that you receive in the merger will include the holding period of your Company common stock.

        All stockholders are urged to consult with their own tax advisors regarding the tax consequences of the Holding Company Formation Plan to their particular situation, including the effects of U.S. federal, state, local, foreign and other tax laws.

        The foregoing discussion is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences or any other consequences of the Holding Company Formation Plan. In addition, the discussion does not address tax consequences that may vary with, or are contingent on, the circumstances of individual holders of Company common stock. Moreover, the discussion does not address state, local, foreign or non-income tax consequences or tax return reporting requirements. Accordingly, you are strongly urged to consult with your own tax advisor to determine the particular U.S. federal, state, local or foreign income or other tax consequences to you of the Holding Company Formation Plan.

No Compensation related to the Holding Company Formation Plan

        There are no agreements or understandings, whether written or unwritten, between any executive officer and the Company, HoldingCo or MergerCo, concerning any type of compensation, whether present, deferred or contingent, that is based on or otherwise relates to the Holding Company Formation Plan.

Anticipated Accounting Treatment

        For accounting purposes, our reorganization into a holding company structure will be treated as a merger of entities under common control. The accounting treatment for such events is similar to the former "pooling of interests method." Accordingly, the financial position and results of operations of the Company will be included in the consolidated financial statements of HoldingCo on the same basis as currently presented.

Authorized Capital Stock

        The Company's certificate of incorporation currently authorize the issuance of 60,000,000 shares of common stock and 10,000,000 shares of preferred stock. HoldingCo's certificate of incorporation, which would govern the rights of our stockholders after the Holding Company Formation Plan, currently authorize the issuance of 60,000,000 shares of common stock and 10,000,000 shares of preferred stock. Upon completion of the Holding Company Formation Plan, the number of shares of HoldingCo common stock that will be outstanding will be equal to the number of shares of Company common stock outstanding immediately prior to the Holding Company Formation Plan. As of July 6, 2012, there were 1,381,500 shares of common stock authorized for issuance under the Company's equity compensation plans. No other shares are presently reserved for any other purpose.

OTC Bulletin Board

        We expect that the HoldingCo common stock and warrants will be quoted on the OTC Bulletin Board under the ticker symbol "      " and "      ", respectively. In addition, HoldingCo will become a reporting company under the Exchange Act. Following the Holding Company Formation Plan, the Company's common stock and warrants will no longer be quoted on the OTC Bulletin Board and will no longer be registered under the Exchange Act. In addition, the Company will cease to be a reporting company under the Exchange Act.

Board of Directors and Executive Officers Following the Holding Company Formation Plan

        The HoldingCo Board of Directors and the Company Board of Directors are composed of the same persons.

        We expect that the executive officers of HoldingCo following the Holding Company Formation Plan will be the same as those of the Company immediately prior to the Holding Company Formation Plan.

Appraisal Rights

        New York law does not provide stockholders with the right to elect to have the fair value of their shares judicially and paid to them in cash in connection with, or as a result of, the Holding Company Formation Plan.

Rights of Stockholders

        Your rights as a stockholder of the Company will be substantially the same as your rights as a stockholder of HoldingCo, including rights as to voting and dividends.

Vote Required to Approve the Holding Company Formation Plan

        The affirmative vote of two-thirds of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL THREE

APPROVAL OF THE 2012 INCENTIVE PLAN

        As of July 5, 2012, the Board adopted, subject to stockholder approval at the Annual Meeting, the 2012 Incentive Plan. If approved by our stockholders, 1,775,000 shares of Common Stock will be available for issuance upon the grant or exercise of awards under the 2012 Incentive Plan.

        The Company currently maintains the Lucid, Inc. Year 2000 Stock Option Plan, the Lucid, Inc. 2007 Long-Term Incentive Plan, and the Lucid, Inc. 2010 Long-Term Equity Incentive Plan. As of July 6, 2012, there were approximately 612,500 shares of Common Stock subject to outstanding awards issued under the Lucid, Inc. 2010 Long-Term Equity Incentive Plan. If our stockholders approve the 2012 Incentive Plan, all equity grants to the Company's employees, officers, directors and consultants following such approval will be made from the 2012 Incentive Plan, and the Company will not grant any additional awards under the Lucid, Inc. 2010 Long-Term Equity Incentive Plan, except that the Company reserves the right to issue new awards under the Lucid, Inc. 2010 Long-Term Equity Incentive Plan to the extent of any shares covered by the outstanding awards issued under the Lucid, Inc. 2010 Long-Term Equity Incentive Plan that terminate by expiration, forfeiture, cancellation or otherwise. If the stockholders do not approve the 2012 Incentive Plan, the Company will continue granting awards under the Lucid, Inc. 2010 Long-Term Equity Incentive Plan.

        The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The 2012 Incentive Plan provides flexibility to the Executive Compensation Committee to use various equity-based incentive awards as compensation tools to motivate the Company's workforce.

Summary of Material Features

        The material features of the 2012 Incentive Plan are:

  •
  The maximum number of shares of common stock to be issued under the 2012 Incentive Plan is 1,775,000 plus on January 1, 2013 and each January 1 thereafter, a number of shares of common stock equal to 3 percent of the number of shares of common stock outstanding on the prior December 31;

  •
  The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted; and

  •
  The 2012 Incentive Plan has a ten-year term.

        Based solely on the most recent trade of our common stock of $1.99 prior to July 6, 2012, the maximum aggregate market value of the common stock that could potentially be issued under the 2012 Incentive Plan is $3,532,250. The shares we issue under the 2012 Incentive Plan will be authorized but unissued shares or shares that we reacquire. The shares of common stock underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without any issuance of stock, expire or are otherwise terminated (other than by exercise) under the 2012 Incentive Plan are added back to the shares of common stock available for issuance under the 2012 Incentive Plan.

  Qualified Performance-Based Compensation under Code Section 162(m)

        To ensure that certain awards granted under the 2012 Plan to a "Covered Employee" (as defined in the Internal Revenue Code of 1986 (the "Code")) qualify as "performance-based compensation" under Section 162(m) of the Code, the 2012 Incentive Plan provides that the Executive Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Executive Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will not exceed 1,000,000 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 1,000,000 shares of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $2,500,000 for any performance cycle.

  Summary of the 2012 Incentive Plan

        The following description of certain features of the 2012 Incentive Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2012 Incentive Plan that is attached hereto as Schedule B.

        Plan Administration.    The 2012 Incentive Plan is administered by the Executive Compensation Committee. The Executive Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2012 Incentive Plan. The Executive Compensation Committee may delegate to our Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

        Eligibility.    Persons eligible to participate in the 2012 Incentive Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants) of the Company and its subsidiaries as selected from time to time by the Executive Compensation Committee in its discretion. Approximately 38 individuals are currently eligible to participate in the 2012 Incentive Plan, which includes 4 officers, 29 employees who are not officers, and 5 non-employee directors.

        Plan Limits.    The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 1,000,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, then the maximum award shall not exceed 1,000,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as

"performance-based compensation" under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $2,500,000.

        Stock Options.    The 2012 Incentive Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2012 Incentive Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Executive Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

        The term of each option will be fixed by the Executive Compensation Committee and may not exceed ten years from the date of grant. The Executive Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Executive Compensation Committee. In general, unless otherwise permitted by the Executive Compensation Committee, no option granted under the 2012 Incentive Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

        Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Executive Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Executive Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

        To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

        Stock Appreciation Rights.    The Executive Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Executive Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant.

        Restricted Stock.    The Executive Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Executive Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

        Restricted Stock Units.    The Executive Compensation Committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Executive Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. In the Executive Compensation Committee's sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant's compliance with the procedures established by the Executive Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

        Unrestricted Stock Awards.    The Executive Compensation Committee may also grant shares of common stock which are free from any restrictions under the 2012 Incentive Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

        Performance Share Awards.    The Executive Compensation Committee may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Executive Compensation Committee shall determine. Except in the case of retirement, death, disability or a change in control, these awards granted to employees will have a performance period of at least one year.

        Dividend Equivalent Rights.    The Executive Compensation Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award (other than a stock option or stock appreciation right) or as a freestanding award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

        Cash-Based Awards.    The Executive Compensation Committee may grant cash bonuses under the 2012 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

        Change of Control Provisions.    The 2012 Incentive Plan provides that upon the effectiveness of a "sale event" as defined in the 2012 Incentive Plan, except as otherwise provided by the Executive Compensation Committee in the award agreement, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other awards with time-based conditions will automatically be deemed waived, unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Committee's discretion. In addition, in the case of a sale event in which the Company's stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

        Adjustments for Stock Dividends, Stock Splits, Etc.    The 2012 Incentive Plan requires the Executive Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2012 Incentive Plan, to certain limits in the 2012 Incentive Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

        Tax Withholding.    Participants in the 2012 Incentive Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Executive Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting.

        Amendments and Termination.    The Board may at any time amend or discontinue the 2012 Incentive Plan and the Executive Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder's consent. Amendments shall be subject to approval by our stockholders if and to the extent determined by the Executive Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2012 Incentive Plan qualifies as performance-based compensation under Section 162(m) of the Code.

        Effective Date of 2012 Incentive Plan.    The Board adopted the 2012 Incentive Plan on July 5, 2012, and the 2012 Incentive Plan becomes effective on the date it is approved by stockholders. Awards of incentive options may be granted under the 2012 Incentive Plan until July 5, 2022. No other awards may be granted under the 2012 Incentive Plan after the date that is ten years from the date of stockholder approval.

  New Plan Benefits

        Because the grant of awards under the 2012 Incentive Plan is within the discretion of the Executive Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2012 Incentive Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2012 Incentive Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2011: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Options		Restricted Stock
Name and Position	Average Exercise Price	Number (#)	Dollar Value ($)	Number (#)
L. Michael Hone, Chief Executive Officer	—	—	—	—
Martin J. Joyce, Chief Financial Officer	$8.69	112,500	—	—
Jay M. Eastman, Chief Science Officer	—	—	—	—
William J. Fox, Chief Technology Officer	—	—	—	—
All current executive officers, as a group	$8.69	112,500	—	—
All current directors who are not executive officers, as a group	—	—	$8.60	12,000
All current employees who are not executive officers, as a group	$8.72	72,500	—	—

  Tax Aspects Under the Code

        The following is a summary of the principal federal income tax consequences of certain transactions under the 2012 Incentive Plan. It does not describe all federal tax consequences under the 2012 Incentive Plan, nor does it describe state or local tax consequences. In light of the foregoing, participants in the 2012 Incentive Plan are strongly advised to consult and rely upon the advice of their own tax advisors regarding their specific tax consequences including applicable U.S. federal, state, local, foreign and other tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

        If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

        If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

        Non-Qualified Options.    No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security and medicare taxes on the excess of the fair market value over the exercise price of the option. The optionee's tax basis for the shares acquired upon exercise of a non-qualified option is equal to the sum of the exercise price of the option and the amount of ordinary income recognized by the optionee. Upon the sale of the shares acquired by exercise of a non-qualified option, the optionee will recognize long-term or short-term capital gain or loss depending upon his or her holding period for such shares.

        Other Awards.    The Company generally will be entitled to a tax deduction in connection with an award under the 2012 Incentive Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

        Restricted Stock.    Awards of shares of restricted stock, which are subject to a vesting requirement, will generally be treated as ordinary compensation income at the time substantial vesting of the shares of restricted stock occurs. A recipient of shares of restricted stock, which are not substantially vested, may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares of restricted stock. The amount of ordinary compensation income is equal to the amount by which the then fair market value of any shares of restricted stock received by the participant exceeds the purchase price, if any, paid by the participant. The Company will receive a tax deduction for the amount of the compensation income recognized by the participant. Restricted stock awards will also be subject to Social Security and Medicare taxes on the amount of compensation income recognized by the participant, at the time such compensation income is recognized. If an election is made in accordance with Section 83(b) of the Code, upon the sale of the shares of restricted stock, the recipient of the shares of restricted stock will realize long-term or short-term capital gain or loss depending upon his or her holding period for such shares.

        Parachute Payments.    The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

        Limitation on Deductions.    Under Section 162(m) of the Code, the Company's deduction for certain awards under the 2012 Incentive Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2012 Incentive Plan is structured to allow certain awards to qualify as performance-based compensation.

  Vote Required

        The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required for the approval of the 2012 Incentive Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth information as of December 31, 2011 with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuances:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(1)	2,101,774	$6.06	1,295,500
Equity compensation plans not approved by security holders(2)	100,000	0.02	—
Total	2,201,774	$5.78	1,295,500

(1)
Includes the Lucid, Inc. Year 2000 Stock Option Plan, the Lucid, Inc. 2007 Long-Term Incentive Plan, and the Lucid, Inc. 2010 Long-Term Equity Incentive Plan. No further awards may be made under the Year 2000 Stock Option Plan or the 2007 Long-Term Incentive Plan.

(2)
Includes 100,000 shares authorized by the Company outside of a stock option plan. These options are fully vested and expire on August 14, 2002.

        For additional information about all of our equity compensation plans, see Note 13 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC.

Vote Required to Approve the 2012 Incentive Plan

        The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

 ADDITIONAL INFORMATION

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and 2011 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: Lucid, Inc., 95 Methodist Hill Drive, Suite 500, Rochester, NY 14623, Attn: Corporate Secretary. You may also contact us at (585) 239-9800.

        If you want to receive separate copies of the proxy statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Stockholder Proposals for Our 2013 Annual Meeting

        Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, at 95 Methodist Hill Drive, Suite 500, Rochester, NY 14623, no later than            . Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 is considered untimely after            .

Other Matters

        Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

        We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Incorporation of Information by Reference

        Our Annual Report on Form 10-K for the year ended December 31, 2011, delivered to you together with this proxy statement, is hereby incorporated by reference.

SCHEDULE A
AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (the "Agreement") entered into as of the        day of                    , 2012, by and between Lucid, Inc., a New York corporation ("Lucid"), Caliber Imaging & Diagnostics, Inc., a New York corporation ("HoldingCo") and Lucid HCF, Inc., a New York corporation ("MergeCo").

RECITALS

        A.    As of the date hereof, the authorized capital stock of Lucid consists of (i) 60,000,000 shares of common stock, par value $0.01 per share ("Lucid Common Stock"), of which approximately 8,010,888 shares are issued and outstanding, approximately                shares are reserved for issuance under the Plans (as defined below) and upon exercise of outstanding Lucid Awards (as defined below) and no shares are held in treasury, and (ii) 10,000,000 shares of preferred stock, $0.05 per share ("Lucid Preferred Stock"), of which none is outstanding.

        B.    As of the date hereof, the authorized capital stock of HoldingCo consists of (i) 60,000,000 shares of common stock, par value $0.01 per share ("HoldingCo Common Stock"), of which 100 shares are issued and outstanding, and (ii) 10,000,000 shares of preferred stock, $0.05 per share ("HoldingCo Preferred Stock"), of which none is outstanding.

        C.    As of the date hereof, all of the issued and outstanding common stock of MergeCo ("MergeCo Common Stock") is held by HoldingCo.

        D.    HoldingCo and MergeCo are newly formed entities organized for the purpose of participating in the transactions herein contemplated.

        E.    The Board of Directors of each of Lucid, HoldingCo and MergeCo has unanimously determined that it is advisable and in the best interests of their respective securityholders to reorganize to create a new holding company structure by merging Lucid with MergeCo, with Lucid being the surviving entity (sometimes hereinafter referred to as the "Surviving Company"), and converting each outstanding share of Lucid Common Stock into one share of HoldingCo Common Stock, all in accordance with the terms of this Agreement.

        F.     The Boards of Directors of each of HoldingCo, Lucid and MergeCo and the sole shareholder of each of HoldingCo and MergeCo have all approved this Agreement and the merger of Lucid with MergeCo upon the terms and subject to the conditions set forth in this Agreement (the "Merger").

        G.    The Boards of Directors of each of Lucid and MergeCo have declared advisable this Agreement and the Merger upon the terms and subject to the conditions set forth in this Agreement, and the Boards of Directors of each of Lucid and MergeCo has unanimously determined to recommend to the shareholders of Lucid and MergeCo the adoption of this Agreement and the approval of the Merger, subject to the terms and conditions hereof and in accordance with the provisions of the New York Business Corporation Law (the "NYBCL").

        H.    The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the Merger to qualify as a reorganization under the provisions of Section 368(a) of the Code, as well as a transaction to which Section 351(a) of the Code applies.

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        NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained in this Agreement, and intending to be legally bound hereby, Lucid, HoldingCo and MergeCo hereby agree as follows:

        1.    The Merger.

          a.    The Merger.    In accordance with Section 902 of the NYBCL, and subject to and upon the terms and conditions of this Agreement, Lucid shall, at the Effective Time (as defined below), be merged with MergeCo, the separate corporate existence of MergeCo shall cease, and Lucid shall continue as the Surviving Company. At the Effective Time, the effect of the Merger shall be as provided in Section 906 of the NYBCL.

          b.    Effective Time.    The Merger shall become effective upon the filing of Certificate of Merger with the Secretary of State of the State of New York or a later date specified therein (the "Effective Time").

          c.    Organizational Documents of the Surviving Company.

              (i)  From and after the Effective Time, the restated certificate of incorporation of Lucid, as in effect immediately prior to the Effective Time, shall continue in full force and effect as the certificate of incorporation of the Surviving Company until thereafter amended as provided therein or by applicable law.

             (ii)  From and after the Effective Time, the amended and restated bylaws of Lucid, as in effect immediately prior to the Effective Time, shall continue in full force and effect as the bylaws of the Surviving Company (the "Surviving Company Bylaws") until thereafter amended as provided therein or by applicable law.

          d.    Directors.    The directors of Lucid immediately prior to the Effective Time shall be the initial directors of the Surviving Company and will hold office from the Effective Time until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Company Bylaws or as otherwise provided by law.

          e.    Officers.    The officers of Lucid immediately prior to the Effective Time shall be the initial officers of the Surviving Company and will hold office from the Effective Time until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Company Bylaws or as otherwise provided by law.

          f.    Directors and Officers of HoldingCo.    Prior to the Effective Time, Lucid in its capacity as the sole shareholder of HoldingCo, agrees to take or cause to be taken all such actions as are necessary to cause those persons serving as the directors and executive officers of Lucid immediately prior to the Effective Time to be elected or appointed as the directors and executive officers of HoldingCo, each such person to have the same office(s) with HoldingCo (and the same committee memberships in the case of directors) as he or she held with Lucid, with the directors serving in the same class that they serve with Lucid to serve until the earlier of the next meeting of the HoldingCo shareholders at which an election of directors of such class is held and until their successors are elected or appointed (or their earlier death, disability or retirement).

          g.    Additional Actions.    Subject to the terms of this Agreement, the parties hereto shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger and to comply with the requirements of the NYBCL. If, at any time after the Effective Time, the Surviving Company shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Company its right, title or interest in, to or under any of the rights, properties or assets of either of MergeCo or Lucid acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger or otherwise to carry out

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  this Agreement, the officers of the Surviving Company shall be authorized to execute and deliver, in the name and on behalf of each of MergeCo and Lucid, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of MergeCo and Lucid or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Company or otherwise to carry out this Agreement.

          h.    Conversion of Securities.    At the Effective Time, by virtue of the Merger and without any action on the part of HoldingCo, MergeCo, Lucid or the holder of any of the following securities:

              (i)  Each share of Lucid Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares held in treasury, if any, which shall be automatically cancelled and retired without the payment of any consideration therefor) shall be converted into one duly issued, fully paid and nonassessable share of HoldingCo Common Stock (the "Merger Consideration").

             (ii)  The MergeCo common stock held by HoldingCo will automatically be converted into, and thereafter represent, 100% of the common stock of the Surviving Company.

            (iii)  Each share of HoldingCo Common Stock owned by Lucid immediately prior to the Merger shall automatically be cancelled and retired and shall cease to exist.

            (iv)  From and after the Effective Time, holders of certificates formerly evidencing Lucid Common Stock shall cease to have any rights as shareholders of Lucid, except as provided by law; provided, however, that such holders shall have the rights set forth in Section 1(j), below.

             (v)  In accordance with Section 910 of the NYBCL, no appraisal rights shall be available to holders of Lucid Common Stock in connection with the Merger.

          i.    No Surrender of Certificates; Direct Registration of HoldingCo Common Stock.    At the Effective Time, each outstanding share of Lucid Common Stock (other than any shares of Lucid Common Stock to be cancelled in accordance with Section 1(h)(i)) shall automatically represent the same number of shares of HoldingCo Common Stock without any further act or deed by the shareholders of Lucid or HoldingCo, and record of such ownership shall be kept in uncertificated, book entry form by HoldingCo's transfer agent. Until thereafter surrendered for transfer or exchange in the ordinary course, each outstanding certificate that, immediately prior to the Effective Time, evidenced Lucid Common Stock shall, from and after the Effective Time, be deemed and treated for all corporate purposes to evidence the ownership of the same number of shares of HoldingCo Common Stock.

          j.    Stock Transfer Books.    At the Effective Time, the stock transfer books of Lucid shall be closed and thereafter there shall be no further registration of transfers of shares of Lucid Common Stock theretofore outstanding on the records of Lucid. From and after the Effective Time, the holders of certificates representing shares of Lucid Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Lucid Common Stock except as otherwise provided in this Agreement or by law. On or after the Effective Time, any certificates presented to the exchange agent or HoldingCo for any reason shall solely represent the right to receive the Merger Consideration issuable in respect of the shares of Lucid Common Stock formerly represented by such certificates without any interest thereon.

          k.    Plan of Reorganization.    This Agreement is intended to constitute a "plan of reorganization" within the meaning of Treasury Regulations Section 1.368-2(g). Each party hereto shall use its commercially reasonable efforts to cause the Merger to qualify, and will not knowingly take any actions or cause any actions to be taken which could reasonably be expected to prevent

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  the Merger from qualifying, as a reorganization within the meaning of Section 368(a) of the Code, as well as a transaction to which Section 351(a) of the Code applies.

          l.    Successor Issuer.    It is the intent of the parties hereto that HoldingCo be deemed a "successor issuer" of Lucid in accordance with Rule 12g-3 under the Securities Exchange Act of 1934, as amended, and Rule 414 under the Securities Act of 1933, as amended. At or after the Effective Time, HoldingCo shall file (i) an appropriate report on Form 8-K describing the Merger and (ii) appropriate pre-effective and/or post-effective amendments, as applicable, to any Registration Statements of Lucid on Form S-8.

        2.    Actions to be Taken in Connection with the Merger.

          a.    Assumption of Lucid Awards.    At the Effective Time, all unexercised and unexpired options to purchase Lucid Common Stock ("Lucid Options") or shares of restricted stock (collectively with Lucid Options, "Lucid Awards") then outstanding, including those issued under the 2012 Stock Option and Incentive Plan, the 2010 Long-Term Equity Incentive Plan, the 2007 Long-Term Incentive Plan or the Year 2000 Stock Option Plan (collectively, the "Plans"), whether or not then exercisable, will be assumed by HoldingCo. Each Lucid Award so assumed by HoldingCo under this Agreement will continue to have, and be subject to, the same terms and conditions as set forth in the Lucid Awards and the applicable Plan and any agreements thereunder immediately prior to the Effective Time (including, without limitation, the vesting schedule (without acceleration thereof by virtue of the Merger and the transactions contemplated hereby) and per share exercise price), except that each Lucid Award will be exercisable (or will become exercisable in accordance with its terms) for, or shall be denominated with reference to, that number of shares of HoldingCo Common Stock equal to the number of shares of Lucid Common Stock that were subject to such Lucid Award immediately prior to the Effective Time. The conversion of any Lucid Options that are "incentive stock options" within the meaning of Section 422 of the Code, into options to purchase HoldingCo Common Stock shall be made in a manner consistent with Section 424(a) of the Code so as not to constitute a "modification" of such Lucid Options within the meaning of Section 424 of the Code.

          b.    Assignment and Assumption of Agreements.    Effective as of the Effective Time, Lucid hereby assigns to HoldingCo, and HoldingCo hereby assumes and agrees to perform, all obligations of Lucid pursuant to the Lucid Awards and the Plans, each stock option agreement and restricted stock agreement, including those entered into pursuant to Plans, and each outstanding Lucid Award and each of the Plans shall automatically become plans of HoldingCo and cease to be Plans of Lucid.

          c.    Reservation of Shares.    On or prior to the Effective Time, HoldingCo will reserve sufficient shares of HoldingCo Common Stock to provide for the issuance of HoldingCo Common Stock upon exercise of Lucid Awards, including those outstanding under Plans.

          d.    Proxy.    Lucid shall prepare and file with the Securities and Exchange Commission (the "SEC") a proxy statement in preliminary form relating to the Shareholders' Meeting (as hereinafter defined) (together with any amendments thereof or supplements thereto, the "Proxy Statement"). Each of HoldingCo and Lucid shall use its reasonable best efforts to cause the Proxy Statement to be cleared by the SEC as promptly as practicable. As promptly as reasonably practicable after the Proxy Statement shall have been cleared by the SEC, Lucid shall mail or cause to be mailed or otherwise make available in accordance with the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Proxy Statement to its shareholders; provided, however, that the parties shall consult and cooperate with each other in determining the appropriate time for mailing or otherwise making available to Lucid's shareholders the Proxy Statement in light of the date set for the Shareholders' Meeting.

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          e.    Meeting of Lucid Shareholders.    Lucid shall take all action necessary in accordance with the NYBCL and its restated certificate of incorporation and amended and restated bylaws to call, hold and convene a meeting of its shareholders to consider the adoption of this Agreement (the "Shareholders' Meeting") to be held no less than 10 nor more than 60 days following the distribution of the definitive Proxy Statement to its shareholders. Lucid will use its reasonable best efforts to solicit from its shareholders proxies in favor of the adoption of this Agreement and approval of the Merger. Lucid may adjourn or postpone the Shareholders' Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Proxy is provided to its shareholders in advance of any vote on this Agreement and the Merger or, if as of the time for which the Shareholders' Meeting is originally scheduled (as set forth in the Proxy) there are insufficient shares of Lucid Common Stock voting in favor of the adoption of this Agreement and approval of the Merger or represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such Shareholders' Meeting.

          f.    Section 16 Matters.    Prior to the Effective Time, the Board of Directors of Lucid or an appropriate committee of non-employee directors thereof (as such term is defined for purposes of Rule 16b-3 promulgated under the Exchange Act) shall adopt a resolution consistent with the interpretive guidance of the SEC so that the receipt by any officer or director of Lucid who is a covered person for purposes of Section 16(a) of the Exchange Act of shares of HoldingCo Common Stock in exchange for shares of Lucid Common Stock or Lucid Options pursuant to this Agreement and the Merger is intended to be an exempt transaction pursuant to Section 16b-3 of the Exchange Act. Prior to the Effective Time, the Board of Directors of HoldingCo or an appropriate committee of non-employee directors (as such term is defined for purposes of Rule 16b-3 promulgated under the Exchange Act) shall adopt a resolution consistent with the interpretive guidance of the SEC so that the receipt by any officer or director of Lucid or HoldingCo who is a covered person for purposes of Section 16(a) of the Exchange Act of shares of HoldingCo Common Stock or options in exchange for shares of Lucid Common Stock or Lucid Options pursuant to this Agreement and the Merger is intended to be an exempt transaction for purposes of Section 16b-3 of the Exchange Act.

        3.    Conditions of Merger.    The obligations of the parties to this Agreement to consummate the Merger and the transactions contemplated by this Agreement shall be subject to fulfillment or waiver by the parties hereto at or prior to the Effective Time of each of the following conditions:

          a.     This Agreement and the Merger shall have been approved by the requisite vote of the shareholders of Lucid in accordance with the NYBCL and the restated certificate of incorporation of Lucid.

          b.     No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order that is in effect shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality that prohibits or makes illegal the consummation of the Merger or the transactions contemplated hereby.

        4.    Covenants.

          a.    HoldingCo Common Stock.    HoldingCo will use its best efforts to obtain, at or before the Effective Time, confirmation of quotation on OTC Bulletin Board of the HoldingCo Common Stock issuable pursuant to the Merger.

          b.    Lucid Awards.    Lucid and HoldingCo will take or cause to be taken all actions necessary or desirable in order to implement the assumption by HoldingCo pursuant to Section 2(b), above, of the Plans, the Lucid Awards, each stock option agreement or restricted stock agreement entered into pursuant to the Plans and otherwise, and each Lucid Award granted thereunder or otherwise, all to the extent deemed appropriate by Lucid and HoldingCo and permitted under applicable law.

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        5.    Termination and Amendment.

          a.    Termination.    This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time by action of the Board of Directors of Lucid if such Board of Directors should determine that for any reason the completion of the transactions provided for herein would be inadvisable or not in the best interest of Lucid or its shareholders. In the event of such termination and abandonment, this Agreement shall become void and Lucid, HoldingCo, MergeCo, their respective shareholders, members, directors and officers shall not have any liability with respect to such termination and abandonment.

          b.    Amendment.    At any time prior to the Effective Time, this Agreement may, to the extent permitted by the NYBCL, be supplemented, amended or modified by the mutual consent of the parties to this Agreement.

        6.    Miscellaneous Provisions.

          a.    Governing Law.    This Agreement shall be governed by and construed and enforced under the laws of the State of New York.

          b.    Counterparts.    This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

          c.    Entire Agreement.    This Agreement constitutes the entire agreement and supersedes all other agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

          d.    Severability.    The provisions of this Agreement are severable, and in the event any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

          e.    No Third-Party Beneficiaries.    Nothing contained in this Agreement is intended by the parties hereto to expand the rights and remedies of any person or entity not party hereto against any party hereto as compared to the rights and remedies which such person or entity would have had against any party hereto had the parties hereto not consummated the transactions contemplated hereby.

          f.    Tax Matters.    Each of Lucid and HoldingCo will comply with the recordkeeping and information reporting requirements of the Code that are imposed as a result of the transactions contemplated hereby, and will provide information reporting statements to holders of Lucid Common Stock at the time and in the manner prescribed by the Code and applicable Treasury Regulations.

[Signature Page Follows]

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        IN WITNESS WHEREOF, Lucid, HoldingCo and MergeCo have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

LUCID, INC.
By:
Name:
Title:
CALIBER IMAGING & DIAGNOSTICS, INC.
By:
Name:
Title:
LUCID HCF, INC.
By:
Name:
Title:

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SCHEDULE B

CERTIFICATE OF INCORPORATION
OF
CALIBER IMAGING & DIAGNOSTICS, INC.
Under Section 402 of the
Business Corporation Law

        1.     The name of the corporation is Caliber Imaging & Diagnostics, Inc.

        2.     The purpose for which it is formed is to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law, provided that the Corporation is not formed to, nor will it, engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

        3.     The office of the Corporation shall be located in the County of Monroe, State of New York.

        4.     No shareholder shall have any preemptive right to purchase shares or other securities to be issued or subjected to rights or options to purchase, as such preemptive right is defined and construed under the laws of the State of New York.

        5.     a. Classes of Stock. The total number of shares which the Corporation is authorized to issue is Seventy Million (70,000,000) shares. Sixty million (60,000,000) shares shall be Common Stock, with a par value of $.01 per share, and Ten Million (10,000,000) shares shall be Preferred Stock, with a par value of $.05 per share.

        The shares of Preferred Stock shall be undesignated Preferred Stock and may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized to determine or alter the rights, preferences, privileges or restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. All shares of the Preferred Stock of any one series issued at different times may differ as to the dates from which dividends thereon, if cumulative, shall be cumulative.

        The authority of the Board of Directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

              i.  the distinctive designation of such class or series and the number of shares to constitute such class or series;

             ii.  the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined and, if so, on what terms;

            iii.  the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

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            iv.  the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

             v.  the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

            vi.  the obligation, if any, of the Corporation to retire, redeem, or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

           vii.  voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

          viii.  limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

            ix.  such other preferences, powers, qualifications, special or relative rights and privileges as the Board of Directors of the Corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation.

        6.     Common Stock.

          (a)    Dividend Rights.    Subject to the prior rights of the holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of Common Stock shall be entitled to receive, when and as declared by the Board of Directors out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

          (b)    Liquidation Rights.    Upon the liquidation, dissolution, or winding-up of the Corporation, the assets of the Corporation shall be distributed in the manner as determined by the Board of Directors.

          (c)    Voting Rights.    The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

        7.     No officer or director of the Corporation shall be personally liable to the Corporation or its shareholders for damages for any breach of duty in such capacity except where a judgment or other final adjudication adverse to said officer or director establishes: that the officer or director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law; that the officer or director personally gained a financial profit or other advantage to which he was not entitled.

        8.     The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom process in any action or proceeding against it may be served and the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served upon him is 95 Methodist Hill Drive, Suite 500, Rochester, NY 14623.

        IN WITNESS WHEREOF, I have signed this Certificate this        day of                , 2012, and hereby affirm the truth of the statements contained herein are true under the penalty of perjury.

/s/

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SCHEDULE C

CALIBER IMAGING & DIAGNOSTICS, INC.
BYLAWS
As Adopted by the Board of Directors on                    , 2012

ARTICLE I

MEETING OF SHAREHOLDERS

        SECTION 1.    Annual Meeting.    The Annual Meeting of the Shareholders of the Corporation shall be held on the second Tuesday of April in each year or, if such day is a legal holiday, on the next secular day, or such date and hour as may be fixed by the Board of Directors and named in the call, for the election of Directors and for the transaction of such business as may properly be brought before such meeting.

        SECTION 2.    Special Meetings.    Special Meetings of the Shareholders of the Corporation may be held at any time in the interval between Annual Meetings. Special Meetings may be called by the President, or by request of a majority of the Board of Directors, which written request shall state the purpose or purposes of the Meeting and matters proposed to be acted upon thereat. Nothing contained herein shall limit the right and power of Directors and Shareholders to require a Special Meeting for the election of Directors pursuant to Section 603 of the Business Corporation Law, as that Section may from time to time be amended.

        SECTION 3.    Place of Meetings.    Annual and Special Meetings of the Shareholders of the Corporation shall be held at the principal office of the Corporation or at such other place within or without the State of New York as the Board of Directors may from time to time determine.

        SECTION 4.    Notice of Meetings.    Written or printed notice of the date, time and place of all meetings of the Shareholders shall be given personally, or by first class mail, not less than ten (10) days nor more than sixty (60) days before the day fixed for the meeting, to each Shareholder entitled to vote at said meeting, and, unless the meeting is an annual meeting, such notice must also state the purpose or purposes for which the meeting is called and must indicate that it is being issued by or at the direction of the person or persons calling the meeting. Such notice must also be given to any Shareholder who, by reason of any action proposed at such meeting, would be entitled to have his stock appraised, if such action were taken, and such notice must specify the proposed action and state the fact that if the action is taken, the dissenting Shareholder shall have appraisal rights. Such notice shall be given to the Shareholder by leaving the same with him at his residence or usual place of business or by mailing it, postage prepaid and addressed to him at his address as it appears on the books of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which event it shall be mailed to the address designated in such request. The notices, as provided for in this Section, are not required to be given to any Shareholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any Shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him. No notice of an adjourned meeting of Shareholders need be given, unless the Board of Directors fixes a new record date for the adjourned meeting.

        SECTION 5.    Record Dates.    For the purposes of determining the Shareholders entitled to notice of or to vote at a Shareholders' meeting or any adjournment thereof, the Board of Directors may fix a date of record which shall not be more than sixty (60) days nor less than ten (10) days before said meeting date. For the purpose of determining Shareholders entitled to express consent to or dissent from any proposal without a meeting, or for determining Shareholders entitled to receive payment of a dividend or the allotment of any rights, or for any other action, the Board of Directors may fix a date of record which shall not be more than sixty (60) days prior to such action.

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        SECTION 6.    Quorum.    At all meetings of Shareholders, except as otherwise provided by law, a quorum shall exist if there is present in person or represented by proxy, Shareholders owning a majority in number of the shares of the Corporation issued and outstanding and entitled to vote thereat, in order to constitute a quorum; but if there be no quorum, the holders of such shares so present or represented may by majority vote adjourn the meeting from time to time, but not for a period of over thirty (30) days at any one time, without notice other than by announcement at the meeting, until a quorum shall attend. At any such adjournment of the meeting, which a quorum shall attend, any business may be transacted which might have been transacted at the meeting as originally called. When a quorum is once present, it is not broken by the subsequent withdrawal of any Shareholder.

        SECTION 7.    Voting.    At all meetings of the Shareholders, each Shareholder entitled to vote thereat may vote in person or by proxy, and shall have one (1) vote for each share standing in his name on the books of the Corporation as of the Record Date fixed for the meeting, unless otherwise provided in the Certificate of Incorporation or any amendments thereto. Upon demand of the Shareholders holding ten percent (10%) in interest of the shares, present in person or by proxy and entitled to vote, voting shall be by ballot. A plurality of votes cast shall be sufficient to elect Directors, and a majority of votes cast shall be sufficient to take any other corporate action, except as otherwise provided by law or these By-Laws.

        SECTION 8.    Proxies.    Every proxy shall be in writing, subscribed by the Shareholder or his duly authorized attorney and dated. No proxy which is dated more than eleven (11) months before the meeting at which it is offered shall be accepted, unless such proxy shall, on its face, name a longer period for which it is to remain in force.

        SECTION 9.    Conduct of Meetings.    Meetings of the Shareholders shall be presided over by the President of the Corporation or, in his absence, by the Chairman of the Board of Directors, if any, or, in the absence of both of them, by an Executive Vice President, if any, or, in the absence of all such officers, by a Chairman to be chosen at the Meeting. The Secretary of the Corporation shall act as Secretary of the Meeting, if present.

        SECTION 10.    Action Without a Meeting.    Whenever Shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon. Such written consent shall have the same effect as a unanimous vote of Shareholders.

ARTICLE II

BOARD OF DIRECTORS

        SECTION 1.    Election and Powers.    The Board of Directors shall have the management and control of the affairs and business of the Corporation. The Directors shall be elected by the Shareholders at each annual meeting of Shareholders and each Director shall serve until his successor is elected or appointed and qualified, unless his directorship be theretofore vacated by resignation, death, removal or otherwise.

        SECTION 2.    Number.    The number of Directors constituting the entire Board of Directors shall be such number, not less than three (3) as shall be designated by resolution of the Board of Directors adopted prior to the election of Directors at the Annual Meeting of Shareholders. In the absence of such resolution the number of Directors to be elected at such Annual Meeting shall be the number last fixed by the Board of Directors. Any Board action designating a change in the number of directors shall require a vote of a majority of the entire Board. The "entire Board," as used in this Article, shall mean the total number of Directors which the Corporation would have if there were no vacancies. Notwithstanding the provisions of this Section, where all of the shares are owned beneficially and of

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record by less than three (3) Shareholders, the number of Directors may be less than three (3), but not less than the number of Shareholders.

        SECTION 3.    Vacancies.    Vacancies in the Board of Directors (including any resulting from an increase in the number of Directors) created for any reason except the removal by the Shareholders of a Director or Directors without cause, may be filled by vote of the Board of Directors. If, however, the number of Directors then in office is less than a quorum, vacancies may be filled by a vote of a majority of the Directors then in office. A Director elected by the Board of Directors to fill a vacancy under this Section shall hold office until the next meeting of Shareholders at which the election of directors is in the regular order of business, and until his successor has been duly elected or appointed and qualified.

        SECTION 4.    Removal.    At any meeting of the Shareholders duly called, any Director may, by vote of the holders of a majority of the shares entitled to vote in the election of Directors, be removed from office, with or without cause. In the case of removal without cause, another Director may be elected by the Shareholders in the place of the person so removed, to serve for the remainder of the term.

        SECTION 5.    Meetings.    Regular Meetings of the Board of Directors shall be held at such times as the Directors may from time to time determine. Special Meetings of the Board of Directors shall be held at any time, upon call from the Chairman of the Board, the President or at least one-third (1/3) of the Directors.

        SECTION 6.    Place of Meeting.    Regular and Special Meetings of the Board of Directors shall be held at the principal office of the Corporation or at such other place, within or without the State of New York, as the Board of Directors may from time to time determine.

        SECTION 7.    Notice of Meeting.    Notice of the place, day and hour of every regular and special meeting shall be given to each Director by delivering the same to him personally or sending the same to him by telegraph or leaving the same at his residence or usual place of business, at least one (1) day before the meeting, or shall be mailed to each Director, postage prepaid and addressed to him at the last known Post Office address according to the records of the Corporation, at least three (3) days before the meeting. No notice of any adjourned meeting of the Board of Directors needs to be given other than by announcement at the meeting, subject to the provisions of Section 9 of this Article.

        SECTION 8.    Waiver of Notice.    Notice of a meeting need not be given to any Director who submits a signed written waiver thereof, whether before, during or after the meeting, nor to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

        SECTION 9.    Quorum.    A majority of the entire Board shall be necessary to constitute a quorum for the transaction of business at each meeting of the Board of Directors; but if at any meeting there be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice other than by announcement at the meeting, until a quorum shall attend. At any such adjournment, at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

        SECTION 10.    Action Without a Meeting.    Any action required or permitted to be taken by the Board of Directors or any committee thereof at a duly held meeting may be taken without a meeting if all members of the Board of Directors or the committee consent in writing to the adoption of a resolution authorizing the action. Such resolution and the written consents thereto by the members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the Board of Directors or the committee.

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        SECTION 11.    Personal Attendance by Conference Communication Equipment.    Any one or more members of the Board of Directors or any committee thereof may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at the meeting.

        SECTION 12.    Compensation.    Directors as such shall not receive any stated compensation for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance may be allowed for attendance at each special or regular meeting thereof. Nothing in this Section will be construed to preclude a Director from serving the Corporation in any other capacity and from receiving compensation therefor.

        SECTION 13.    Executive Committee and Other Committees.    The Board of Directors may, in its discretion, by an affirmative vote of a majority of the entire Board, appoint an Executive Committee, or any other committee, to consist of one (1) or more Directors as the Board of Directors may from time to time detelinine. The Executive Committee shall have, and may exercise between meetings of the Board of Directors, all the powers of the Board of Directors in the management of the business and affairs of the Corporation, and other committees shall have those powers conferred upon them by the Board of Directors, except that no committee shall have power:

  (a)
  To submit to Shareholders any action requiring Shareholder approval;

  (b)
  To fill vacancies in the Board of Directors or in any committee thereof;

  (c)
  To fix compensation of Directors for service on the Board of Directors or any committee thereof;

  (d)
  To repeal, amend or adopt by-laws;

  (e)
  To amend or repeal any Board resolution which is not, by its terms, amendable or repealable by such committee;

In the absence of any member of the Executive Committee or of any other committee, the members thereof present at any meeting may appoint a member of the Board of Directors previously designated by the Board of Directors as a committee alternate to act in place of such absent member. The Board of Directors shall have the power at any time to change the membership of any committee, to fill vacancies in it, or dissolve it. The Executive Committee and any other committee may make rules for the conduct of its business, and may appoint such committees and assistants as may from time to time be necessary, unless the Board of Directors shall provide otherwise. A majority of the members of the Executive Committee and of any other committee shall constitute a quorum.

ARTICLE III

OFFICERS

        SECTION 1.    Election of Officers.    The Board of Directors (or the Executive Committee), at any duly held meeting thereof, shall elect a President, a Secretary and a Treasurer of the Corporation, and may elect a Chairman of the Board from among the Directors of the Corporation, one or more Vice Presidents and any other officers. Each such officer shall serve at the pleasure of the Board of Directors or until his successor shall have been duly elected or appointed and qualifies, or until he shall have resigned, shall have deceased or shall have been removed in the manner provided in Section 3 of this Article. Any two offices may be held by the same person. Any vacancies in the above offices shall be filled by the Board.

        SECTION 2.    Assistant and Subordinate Officers.    The Board of Directors (or the Executive Committee) may elect one or more Assistant Treasurers, one or more Assistant Secretaries and such

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other subordinate officers or agents as it may deem proper from time to time, who shall hold office at the pleasure of the Board of Directors (or the Executive Committee). The Board of Directors may from time to time authorize the President to appoint and remove such assistant and subordinate officers and agents and prescribe the powers and duties thereof.

        SECTION 3.    Removal.    Any officers of the Corporation may be removed with or without cause by a vote of the majority of the entire Board of Directors of the Corporation then in office at a meeting called for that purpose (or, except in the case of an officer elected by the Board of Directors, by the Executive Committee) whenever in its judgment the best interests of the Corporation may be served thereby.

        SECTION 4.    Compensation.    The Board of Directors shall fix the compensation of all officers of the Corporation who are elected or appointed by the Board of Directors. The Board of Directors or the Executive Committee shall fix the compensation of all other officers of the corporation, except that the Board of Directors may authorize the President to fix the compensation of such assistant and subordinate officers and agents as he is authorized to appoint and remove.

        SECTION 5.    Chairman of the Board.    The Chairman of the Board, if there be one, shall preside at all meetings of the Board of Directors and shall perform such other duties as the Board of Directors may direct.

        SECTION 6.    President.    The President shall be the Chief Executive Officer of the Corporation and shall, subject to the direction of the Board of Directors (or the Executive Committee), have the general management of the affairs of the Corporation. The President shall preside at all meetings of the Shareholders. If there be no Chairman of the Board, or in his absence or inability to act, the President shall perfoim all duties of the Chairman of the Board, subject, however, to the control of the Board of Directors (or the Executive Committee).

        SECTION 7.    Vice Presidents.    Any one or more of the Vice Presidents may be designated by the Board of Directors (or the Executive Committee) as an Executive Vice President. At the request of the President, or in his absence or during his disability, the Executive Vice President shall perform the duties and exercise the functions of the President. If there be no Executive Vice President, or if there be more than one (1), the Board of Directors (or the Executive Committee) may determine which one or more of the Vice Presidents shall perform any of such duties or exercise any of such functions; if such determination is not made by the Board of Directors (or the Executive Committee), the President may make such determination; otherwise, any of the Vice Presidents may perform any of such duties or exercise any of such functions. Each Vice President shall have such other powers and duties as may be properly designated by the Board of Directors (or the Executive Committee) and the President.

        SECTION 8.    Secretary.    The Secretary shall keep full minutes of all meetings of the Shareholdersand of the Board of Directors in books provided for that purpose. He shall see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law. He shall be the custodian of the records and of the Seal or Seals of the Corporation. He shall affix the Corporate Seal to all documents, the execution of which on behalf of the Corporation, under the Seal, is duly authorized by the Board of Directors (or Executive Committee), and when so affixed may attest the same. He shall have such other powers and duties as may be properly designated by the Board of Directors (or the Executive Committee) and the President.

        SECTION 9.    Treasurer.    The Treasurer shall keep correct and complete books and records of account for the Corporation. Subject to the control and supervision of the Board of Directors (or the Executive Committee) and the President, or such other officer as the President may designate, the Treasurer shall establish and execute programs for the provision of the capital required by the Corporation, including negotiating the procurement of capital and maintaining adequate sources for the Corporation's current borrowing from lending institutions. He shall maintain banking arrangements to

5

receive, have custody of and disburse the Corporation's moneys and securities. He shall invest the Corporation's funds as required, establish and coordinate policies for investment in pension and other similar trusts, and provide insurance coverage as required. He shall direct the granting of credit and the collection of accounts due the Corporation, including the supervision of special arrangements for financing sales, such as time payments and leasing plans. He shall have such other powers and duties as may be properly designated by the Board of Directors (or the Executive Committee) and the President.

ARTICLE IV

SHARE CERTIFICATES

        SECTION 1.    Shares of Stock.    The shares of capital stock of the Corporation shall be represented by a certificate or may be uncertificated. Every holder of uncertificated securities shall be entitled to have a certificate for shares of capital stock of the Corporation signed by, or in the name of the Corporation by, (a) the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, and (b) the Secretary or an Assistant Secretary, certifying the number of shares owned by such shareholder in the Corporation.

        SECTION 2.    Transfers.    Stock of the Corporation shall be transferable in the manner prescribed by applicable law and these Bylaws. Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person's attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender or endorsement, compliance or payment of taxes shall not be required in any case in which officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked "Cancelled," with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

        SECTION 3.    Mutilated, Lost, Stolen or Destroyed Certificates.    The holder of any certificates representing shares of the Corporation shall immediately notify the Corporation of any mutilation, loss, theft or destruction thereof, and the Board of Directors may, in its discretion, cause one or more new certificates, for the same number of shares in aggregate, to be issued to such holder upon the surrender of the mutilated certificate, or, in case of an alleged loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction and the deposit of indemnity, by way of bond or otherwise, in such form and amount and with such sureties as the Board of Directors may require, to indemnify the Corporation and transfer agent and registrar, if any, against loss or liability by reason of the issuance of such new certificates; but the Board of Directors may, in its discretion, refuse to issue such new certificates save upon the order of some court having jurisdiction in such matters.

        SECTION 4.    Stock Ledgers.    The Stock Ledgers of the Corporation containing the names and addresses of the Shareholders and the number of shares held by them respectively shall be maintained at the principal office of the Corporation, or if there be a transfer agent, at the office of such transfer agent, as the Board of Directors shall determine.

        SECTION 5.    Transfer Agents and Registrars.    The Corporation may have one or more transfer agents and one or more registrars of its stock or of any class or classes of its shares whose respective duties the Board of Directors may from time to time determine.

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ARTICLE V

INDEMNIFICATION

        The Corporation shall indemnify (a) any person made or threatened to be made a party to any action or proceeding by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation, and (b) any director or officer of the Corporation who served any other company in any capacity at the request of the Corporation, in the manner and to the maximum extent permitted by the Business Corporation Law of New York, as amended from time to time; and the Corporation may, in the discretion of the Board of Directors, indemnify all other corporate personnel to the extent permitted by law.

ARTICLE VI

FINANCES

        SECTION 1.    Dividends.    Subject to law and to the provisions of the Certificate of Incorporation, and any amendments thereof, the Board of Directors may declare dividends on the stock of the Corporation, payable upon such dates as the Board of Directors may designate.

        SECTION 2.    Reserves.    Before payment of any dividends, there may be set aside out of any funds of the Corporation available for dividends such sum or sums, as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

        SECTION 3.    Bills, Notes, Etc.    All checks or demands for money and notes or other instruments evidencing indebtedness or obligations of the Corporation shall be made in the name of the Corporation and shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

ARTICLE VII

AMENDMENTS

        SECTION 1.    Power to Amend.    The Board of Directors shall have the power to adopt, amend or repeal the By-Laws of the Corporation by a majority vote of the entire Board at any meeting. However, any By-Laws adopted by the Board of Directors may be amended or repealed at any meeting of Shareholders by a majority of the votes cast at such meeting by the holders of shares entitled to vote thereon.

        SECTION 2.    Notice of Amendment Affecting Election of Directors.    If any By-Law regulating an impending election of Directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the Notice of the next Meeting of Shareholders for the election of Directors the By-Law so adopted, amended or repealed, together with a concise statement of the changes made.

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SCHEDULE D

LUCID, INC.
2012 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Lucid, Inc. 2012 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants) of Lucid, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" means either the Board or the executive compensation committee of the Board or a similar committee performing the functions of the executive compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

        "Award Certificate" means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

        "Board" means the Board of Directors of the Company.

        "Cash-Based Award" means an Award entitling the recipient to receive a cash-denominated payment.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Consultant" means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

        "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Dividend Equivalent Right" means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

        "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 21.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

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        "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Performance-Based Award" means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.

        "Performance Criteria" means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award. Each such period shall not be less than 12 months.

        "Performance Goals" means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

        "Performance Share Award" means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

        "Restricted Stock Award" means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Restricted Stock Units" means an Award of phantom stock units to a grantee.

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        "Sale Event" shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person or entity, or (iv) any other transaction in which the owners of the Company's outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

        "Sale Price" means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

        "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

        "Stock" means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

        "Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

        "Unrestricted Stock Award" means an Award of shares of Stock free of any restrictions.

SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

  (a)
  Administration of Plan.    The Plan shall be administered by the Administrator, provided that the amount, timing and terms of the grants of Awards to Non-Employee Directors shall be determined by the executive compensation committee or similar committee comprised solely of Non-Employee Directors.

  (b)
  Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

  (i)
  to select the individuals to whom Awards may from time to time be granted;

  (ii)
  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

  (iii)
  to determine the number of shares of Stock to be covered by any Award;

  (iv)
  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and

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      conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

    (v)
    to accelerate at any time the exercisability or vesting of all or any portion of any Award provided that the Administrator generally shall not exercise such discretion to accelerate Awards subject to Sections 7 and 8 except in the event of the grantee's death, disability or retirement, or a change in control (including a Sale Event);

    (vi)
    subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

    (vii)
    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

  (c)
  Delegation of Authority to Grant Options.    Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Options to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

  (d)
  Award Certificate.    Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

  (e)
  Indemnification.    Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company's articles or bylaws or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

  (f)
  Foreign Award Recipients.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the

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    Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

  (a)
  Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,775,000 shares (the "Initial Limit"), subject to adjustment as provided in Section 3(b), plus on January 1, 2013 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 3 percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 (the "Annual Increase"). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2013 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 750,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 1,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

  (b)
  Changes in Stock.    Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then

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    outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

  (c)
  Mergers and Other Transactions.    Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator's discretion and upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.

  (d)
  Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

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SECTION 5.    STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

  (a)
  Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

  (b)
  Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

  (c)
  Exercisability; Rights of a Stockholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

  (d)
  Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

  (i)
  In cash, by certified or bank check or other instrument acceptable to the Administrator;

  (ii)
  Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

  (iii)
  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

7

    (iv)
    With respect to Stock Options that are not Incentive Stock Options, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

    Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

  (e)
  Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.    STOCK APPRECIATION RIGHTS

  (a)
  Exercise Price of Stock Appreciation Rights.    The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

  (b)
  Grant and Exercise of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

  (c)
  Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.    RESTRICTED STOCK AWARDS

  (a)
  Nature of Restricted Stock Awards.    The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

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  (b)
  Rights as a Stockholder.    Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

  (c)
  Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

  (d)
  Vesting of Restricted Stock.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.    RESTRICTED STOCK UNITS

  (a)
  Nature of Restricted Stock Units.    The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Restricted Stock Units granted to employees shall have a performance-based

9

    goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Restricted Stock Units granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Restricted Stock Units with a time-based restriction may become vested incrementally over such three-year period. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

  (b)
  Election to Receive Restricted Stock Units in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

  (c)
  Rights as a Stockholder.    A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

  (d)
  Termination.    Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.    UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock.    The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.    CASH-BASED AWARDS

        Grant of Cash-Based Awards.    The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.

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Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.    PERFORMANCE SHARE AWARDS

  (a)
  Nature of Performance Share Awards.    The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year, and such other limitations and conditions as the Administrator shall determine.

  (b)
  Rights as a Stockholder.    A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

  (c)
  Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

  (a)
  Performance-Based Awards.    Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

  (b)
  Grant of Performance-Based Awards.    With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award

11

    will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

  (c)
  Payment of Performance-Based Awards.    Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee's Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

  (d)
  Maximum Award Payable.    The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,000,000 shares of Stock (subject to adjustment as provided in Section 3(b) hereof) or $2,500,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.    DIVIDEND EQUIVALENT RIGHTS

  (a)
  Dividend Equivalent Rights.    A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of a Restricted Stock Units, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

  (b)
  Interest Equivalents.    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

  (c)
  Termination.    Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

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SECTION 14.    TRANSFERABILITY OF AWARDS

  (a)
  Transferability.    Except as provided in Section 14(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

  (b)
  Administrator Action.    Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

  (c)
  Family Member.    For purposes of Section 14(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

  (d)
  Designation of Beneficiary.    Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 15.    TAX WITHHOLDING

  (a)
  Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

  (b)
  Payment in Stock.    Subject to approval by the Administrator, a grantee may elect to have the Company's minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

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SECTION 16.    SECTION 409A AWARDS

        To the extent that any Award is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a "separation from service" (within the meaning of Section 409A) to a grantee who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee's separation from service, or (ii) the grantee's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.    TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

  (a)
  a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

  (b)
  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 19.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

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SECTION 20.    GENERAL PROVISIONS

  (a)
  No Distribution.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

  (b)
  Delivery of Stock Certificates.    Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

  (c)
  Stockholder Rights.    Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

  (d)
  Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

  (e)
  Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to the Company's insider trading policies and procedures, as in effect from time to time.

  (f)
  Forfeiture of Awards under Sarbanes-Oxley Act.    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first

15

    public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 21.    EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company's bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of New York, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: July 5, 2012

DATE APPROVED BY STOCKHOLDERS:

16

ANNUAL MEETING OF STOCKHOLDERS OF LUCID, INC. August 3, 2012 IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: The Notice and Proxy Statement and Form 10-K are available at www.lucid-tech.com Please mark, sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. ELECTION OF DIRECTORS: O William J. Shea O L. Michael Hone O Brian Carty O Ruben J. King-Shaw, Jr. O Rocco Maggiotto 2. Approve the formation of a holding company structure through the approval of the Agreement and Plan of Merger. 3. Approve the 2012 Stock Option and Incentive Plan. 4. Transaction of any other business that may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20533000000000001000 3 080312 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

0 14475 LUCID, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS AUGUST 3, 2012 The stockholder(s) hereby appoint(s) L. Michael Hone and William J. Shea, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Lucid, Inc. that the stockholder(s) is/are entitled to vote at the 2012 Annual Meeting of Stockholders to be held at 8:00 a.m. local time on August 3, 2012 at the offices of Lucid, Inc.'s legal counsel, Goodwin Procter LLP, located at Exchange Place, 53 State Street, Boston, MA 02109. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE (Continued and to be signed on the reverse side)